Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account One of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Separate Account One of Talcott Resolution Life Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

April 16, 2026

We have served as the auditor of Separate Account One of Talcott Resolution Life Insurance Company since 2002.

SA-1

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	—	151,146	74,398	21,044	35,592
Cost	$—	$4,243,830	$3,217,059	$1,310,302	$378,672
Fair Value	$—	$4,425,543	$3,960,226	$1,964,028	$341,326
Receivable for fund shares sold	—	163	147	76	8

Total assets	—	4,425,706	3,960,373	1,964,104	341,334

Liabilities:
Due to Sponsor Company	—	163	147	76	8

Total liabilities	—	163	147	76	8

Net assets:
For contract liabilities	$—	$4,425,543	$3,960,226	$1,964,028	$341,326

Deferred contracts in the accumulation period:
Units owned by participants #	—	226,226	56,255	62,614	58,181
Contract liability	$—	$4,425,543	$3,960,226	$1,964,028	$341,326

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-2

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2025

	Hartford Ultrashort Bond HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	60,490	10,520
Cost	$612,276	$269,735
Fair Value	$624,862	$405,967
Receivable for fund shares sold	18	10

Total assets	624,880	405,977

Liabilities:
Due to Sponsor Company	18	10

Total liabilities	18	10

Net assets:
For contract liabilities	$624,862	$405,967

Deferred contracts in the accumulation period:
Units owned by participants #	249,189	12,482
Contract liability	$624,862	$405,967

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$14,778	$83,712	$25,091	$22,915	$18,392

Expenses:
Mortality and expense risk charges	(3,344)	(38,270)	(37,239)	(16,999)	(2,998)
Total expenses	(3,344)	(38,270)	(37,239)	(16,999)	(2,998)
Net investment income (loss)	11,434	45,442	(12,148)	5,916	15,394

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	9,700	175,842	14,497	(2,330)
Net realized gain distributions	—	403,931	493,571	249,832	—
Change in unrealized appreciation (depreciation)	—	(10,210)	(160,688)	(141,295)	7,557
Net gain (loss) on investments	—	403,421	508,725	123,034	5,227

Net increase (decrease) in net assets resulting from operations	$11,434	$448,863	$496,577	$128,950	$20,621

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2025

	Hartford Ultrashort Bond HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account

Investment Income:
Dividends	$31,554	$4,577

Expenses:
Mortality and expense risk charges	(5,618)	(8,648)
Total expenses	(5,618)	(8,648)
Net investment income (loss)	25,936	(4,071)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	853	338,407
Net realized gain distributions	—	30,151
Change in unrealized appreciation (depreciation)	(4,900)	(220,609)
Net gain (loss) on investments	(4,047)	147,949

Net increase (decrease) in net assets resulting from operations	$21,889	$143,878

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$11,434	$45,442	$(12,148)	$5,916	$15,394
Net realized gain (loss) on security transactions	—	9,700	175,842	14,497	(2,330)
Net realized gain distributions	—	403,931	493,571	249,832	—
Change in unrealized appreciation (depreciation)	—	(10,210)	(160,688)	(141,295)	7,557

Net increase (decrease) in net assets resulting from operations	11,434	448,863	496,577	128,950	20,621

Unit transactions:
Net transfers	(6,883)	328	2,698	(1)	(2)
Surrenders for benefit payments and fees	—	(79,342)	(290,673)	—	—
Other transactions	(3)	26	—	—	—
Death benefits	(261,737)	(76,906)	(557,353)	—	—
Net loan activity	—	(6,267)	(13,163)	(6,258)	16,011
Cost of insurance and other fees	(948)	(29,280)	(23,635)	(13,141)	(18,042)

Net increase (decrease) in net assets resulting from unit transactions	(269,571)	(191,441)	(882,126)	(19,400)	(2,033)

Net increase (decrease) in net assets	(258,137)	257,422	(385,549)	109,550	18,588

Net assets:
Beginning of period	258,137	4,168,121	4,345,775	1,854,478	322,738
End of period	$—	$4,425,543	$3,960,226	$1,964,028	$341,326

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2025

	Hartford Ultrashort Bond HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$25,936	$(4,071)
Net realized gain (loss) on security transactions	853	338,407
Net realized gain distributions	—	30,151
Change in unrealized appreciation (depreciation)	(4,900)	(220,609)

Net increase (decrease) in net assets resulting from operations	21,889	143,878

Unit transactions:
Net transfers	—	(88,392)
Surrenders for benefit payments and fees	—	(243,812)
Other transactions	25	(29)
Death benefits	—	(616,733)
Net loan activity	970	(592)
Cost of insurance and other fees	(21,815)	(4,793)

Net increase (decrease) in net assets resulting from unit transactions	(20,820)	(954,351)

Net increase (decrease) in net assets	1,069	(810,473)

Net assets:
Beginning of period	623,793	1,216,440
End of period	$624,862	$405,967

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$14,614	$43,264	$(4,372)	$11,206	$8,929
Net realized gain (loss) on security transactions	—	34,173	15,260	250,035	(4,570)
Net realized gain distributions	—	280,407	172,675	60,082	—
Change in unrealized appreciation (depreciation)	—	54,399	546,857	(159,320)	261

Net increase (decrease) in net assets resulting from operations	14,614	412,243	730,420	162,003	4,620

Unit transactions:
Net transfers	290,537	838	(87)	(287,562)	90
Surrenders for benefit payments and fees	(294,693)	(213,611)	(146)	(113)	(42)
Other transactions	(25)	—	—	—	—
Death benefits	—	(147,177)	(22,082)	(229,490)	(12,280)
Net loan activity	—	(6,916)	(13,505)	(6,230)	17,325
Cost of insurance and other fees	(2,215)	(27,868)	(21,722)	(13,441)	(18,626)

Net increase (decrease) in net assets resulting from unit transactions	(6,396)	(394,734)	(57,542)	(536,836)	(13,533)

Net increase (decrease) in net assets	8,218	17,509	672,878	(374,833)	(8,913)

Net assets:
Beginning of period	249,919	4,150,612	3,672,897	2,229,311	331,651
End of period	$258,137	$4,168,121	$4,345,775	$1,854,478	$322,738

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account One
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Hartford Ultrashort Bond HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$22,417	$4,652
Net realized gain (loss) on security transactions	4,722	10,313
Net realized gain distributions	—	49,204
Change in unrealized appreciation (depreciation)	450	169,732

Net increase (decrease) in net assets resulting from operations	27,589	233,901

Unit transactions:
Net transfers	(151)	(122)
Surrenders for benefit payments and fees	—	—
Other transactions	(51)	—
Death benefits	(54,488)	(31,535)
Net loan activity	1,253	(363)
Cost of insurance and other fees	(25,287)	(5,331)

Net increase (decrease) in net assets resulting from unit transactions	(78,724)	(37,351)

Net increase (decrease) in net assets	(51,135)	196,550

Net assets:
Beginning of period	674,928	1,019,890
End of period	$623,793	$1,216,440

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization:

Separate Account One (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2025, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio (Service Class)*
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
BlackRock S&P 500 Index V.I. Fund (Class I)
* Sub-Account was available but had no assets as of December 31, ,2025

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2025.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-

SA-10

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2025 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2025, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year with the exception of net operating loss (“NOL”) carryforwards utilized in open tax years and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not

SA-11

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2025.

h)    Segment Reporting - The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.90% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying Statements of Operations as a reduction in unit value.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum fee of 2.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Surrenders for benefit payments and fees’ on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a fee ranging from $100 to $500 per annum in year 1 and $75 per thousand of initial death benefit thereafter for these services. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

e)    Transactions with Related Parties - There were no transactions with related parties during the period ended December 31, 2025.

SA-12

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2025 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$1,251,733	$1,524,649
Hartford Balanced HLS Fund (Class IA)	—	229,712
Hartford Capital Appreciation HLS Fund (Class IA)	—	919,364
Hartford Stock HLS Fund (Class IA)	645	37,044
Hartford Total Return Bond HLS Fund (Class IA)	15,207	20,238
Hartford Ultrashort Bond HLS Fund (Class IA)	797	27,235
BlackRock S&P 500 Index V.I. Fund (Class I)	—	962,999

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2025 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	116,389	140,905	(24,516)
Hartford Balanced HLS Fund (Class IA)	—	10,558	(10,558)
Hartford Capital Appreciation HLS Fund (Class IA)	—	13,319	(13,319)
Hartford Stock HLS Fund (Class IA)	27	672	(645)
Hartford Total Return Bond HLS Fund (Class IA)	2,731	3,047	(316)
Hartford Ultrashort Bond HLS Fund (Class IA)	336	8,804	(8,468)
BlackRock S&P 500 Index V.I. Fund (Class I)	—	31,153	(31,153)

The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	76,123	76,305	(182)
Hartford Balanced HLS Fund (Class IA)	—	23,085	(23,085)
Hartford Capital Appreciation HLS Fund (Class IA)	—	1,047	(1,047)
Hartford Stock HLS Fund (Class IA)	21	18,713	(18,692)
Hartford Total Return Bond HLS Fund (Class IA)	3,197	5,656	(2,459)
Hartford Ultrashort Bond HLS Fund (Class IA)	39,323	72,284	(32,961)
BlackRock S&P 500 Index V.I. Fund (Class I)	—	1,624	(1,624)

6.    Financial Highlights:

The following is a summary of units outstanding, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2025. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

SA-13

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2025	—	$10.86	to	$10.86	$—	0.90%	to	0.90%	3.90%	to	3.90%	3.10%	to	3.10%
2024	24,516	10.53	to	10.53	258,137	0.90	to	0.90	4.87	to	4.87	4.05	to	4.05
2023	24,698	10.12	to	10.12	249,919	0.90	to	0.90	4.70	to	4.70	3.85	to	3.85
2022	51,102	9.74	to	9.74	497,904	0.90	to	0.90	0.78	to	0.78	0.45	to	0.45
2021	24,980	9.70	to	9.70	242,299	0.90	to	0.90	0.01	to	0.01	(0.89)	to	(0.89)

Hartford Balanced HLS Fund (Class IA)
2025	226,226	19.56	to	19.56	4,425,543	0.90	to	0.90	1.97	to	1.97	11.13	to	11.13
2024	236,784	17.60	to	17.60	4,168,121	0.90	to	0.90	1.92	to	1.92	10.21	to	10.21
2023	259,869	15.97	to	15.97	4,150,612	0.90	to	0.90	1.91	to	1.91	13.75	to	13.75
2022	278,312	14.04	to	14.04	3,907,768	0.90	to	0.90	1.81	to	1.81	(14.20)	to	(14.20)
2021	289,681	16.36	to	16.36	4,740,525	0.90	to	0.90	1.02	to	1.02	18.57	to	18.57

Hartford Capital Appreciation HLS Fund (Class IA)
2025	56,255	70.40	to	70.40	3,960,226	0.90	to	0.90	0.61	to	0.61	12.70	to	12.70
2024	69,574	62.46	to	62.46	4,345,775	0.90	to	0.90	0.80	to	0.80	20.10	to	20.10
2023	70,621	52.01	to	52.01	3,672,897	0.90	to	0.90	0.89	to	0.89	18.93	to	18.93
2022	72,647	43.73	to	43.73	3,176,955	0.90	to	0.90	0.89	to	0.89	(16.06)	to	(16.06)
2021	96,778	52.10	to	52.10	5,041,747	0.90	to	0.90	0.43	to	0.43	13.73	to	13.73

Hartford Stock HLS Fund (Class IA)
2025	62,614	31.37	to	31.37	1,964,028	0.90	to	0.90	1.21	to	1.21	7.00	to	7.00
2024	63,259	29.32	to	29.32	1,854,478	0.90	to	0.90	1.43	to	1.43	7.76	to	7.76
2023	81,951	27.20	to	27.20	2,229,311	0.90	to	0.90	1.34	to	1.34	6.75	to	6.75
2022	84,583	25.48	to	25.48	2,155,343	0.90	to	0.90	1.58	to	1.58	(5.99)	to	(5.99)
2021	106,115	27.10	to	27.10	2,876,153	0.90	to	0.90	1.23	to	1.23	23.86	to	23.86

Hartford Total Return Bond HLS Fund (Class IA)
2025	58,181	5.87	to	5.87	341,326	0.90	to	0.90	5.52	to	5.52	6.33	to	6.33
2024	58,497	5.52	to	5.52	322,738	0.90	to	0.90	3.64	to	3.64	1.40	to	1.40
2023	60,956	5.44	to	5.44	331,651	0.90	to	0.90	3.39	to	3.39	6.01	to	6.01
2022	65,634	5.13	to	5.13	336,843	0.90	to	0.90	3.09	to	3.09	(14.98)	to	(14.98)
2021	71,008	6.04	to	6.04	428,640	0.90	to	0.90	2.40	to	2.40	(1.83)	to	(1.83)

Hartford Ultrashort Bond HLS Fund (Class IA)
2025	249,189	2.51	to	2.51	624,862	0.90	to	0.90	5.06	to	5.06	3.58	to	3.58
2024	257,657	2.42	to	2.42	623,793	0.90	to	0.90	4.30	to	4.30	4.25	to	4.25
2023	290,618	2.32	to	2.32	674,928	0.90	to	0.90	1.30	to	1.30	4.22	to	4.22
2022	303,158	2.23	to	2.23	675,538	0.90	to	0.90	0.22	to	0.22	(1.05)	to	(1.05)
2021	300,798	2.25	to	2.25	677,391	0.90	to	0.90	0.68	to	0.68	(1.12)	to	(1.12)

BlackRock S&P 500 Index V.I. Fund (Class I)
2025	12,482	32.52	to	32.52	405,967	0.90	to	0.90	0.48	to	0.48	16.67	to	16.67
2024	43,635	27.88	to	27.88	1,216,440	0.90	to	0.90	1.32	to	1.32	23.71	to	23.71
2023	45,259	22.53	to	22.53	1,019,890	0.90	to	0.90	1.40	to	1.40	25.09	to	25.09
2022	45,460	18.01	to	18.01	818,929	0.90	to	0.90	1.23	to	1.23	(18.96)	to	(18.96)
2021	82,726	22.23	to	22.23	1,838,933	0.90	to	0.90	1.33	to	1.33	27.38	to	27.38

SA-14

Separate Account One
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2025 and through April 16, 2026, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-15

Talcott Resolution Life Insurance Company Independent Auditor's Report Financial Statements - Statutory-Basis As of December 31, 2025, 2024 and 2023, and for the Years Ended December 31, 2025, 2024 and 2023 Supplemental Schedules as of and for the Year Ended December 31, 2025

TALCOTT RESOLUTION LIFE INSURANCE COMPANY CONTENTS Page: Independent Auditor's Report 1 - 3 Financial Statements - Statutory-Basis: Admitted Assets, Liabilities and Capital and Surplus 4 Statements of Operations 5 Statements of Changes in Capital and Surplus 6 Statements of Cash Flows 7 - 8 Notes to Financial Statements 9 - 59 Supplemental Schedules Schedule I - Selected Financial Data 60 - 63 Schedule II - Summary Investment Schedule 64 Schedule III - Investment Risks Interrogatories 65 - 70 Schedule IV - Supplemental Schedule of Reinsurance Contracts with Risk-Limiting Features 71

Admitted assets As of December 31, 2025 2024 Bonds $ 10,664,150,343 $ 10,788,082,053 Preferred stocks 17,853,136 21,478,713 Common stocks 6,084,753 636,217,405 Mortgage loans on real estate 940,275,070 1,088,430,893 Contract loans 1,516,022,125 1,475,217,306 Cash, cash equivalents and short-term investments 1,567,043,551 1,334,187,060 Derivatives 275,251,377 157,372,315 Other invested assets 1,290,488,576 1,046,653,247 Total cash and invested assets 16,277,168,931 16,547,638,992 Investment income due and accrued 167,174,476 164,085,000 Amounts recoverable for reinsurance 330,945,261 379,802,153 Funds held by or deposited with reinsured companies 1,889,605,649 — Federal income tax recoverable 1,775,555 103,530,926 Net deferred tax asset 52,062,313 80,395,823 Receivables from parent, subsidiaries and affiliates 71,506,827 40,480,763 Other assets 592,056,474 489,258,300 Separate Account assets 70,121,473,179 66,608,458,521 Total admitted assets $ 89,503,768,665 $ 84,413,650,478 Liabilities Aggregate reserves for future benefits $ 16,079,357,413 $ 13,446,546,312 Liability for deposit-type contracts 102,315,332 102,746,324 Policy and contract claim liabilities 389,000,412 256,104,737 Asset valuation reserve 228,965,957 250,517,374 Interest maintenance reserve 262,738,989 112,707,866 Remittances and items not allocated 44,565,140 58,206,027 Provision for experience rating refunds 385,040,543 407,431,056 Accrued expense allowances and amounts due from Separate Accounts (994,717,426) (901,091,077) Borrowed money — 307,548,297 Funds held under reinsurance treaties with unauthorized and certified reinsurers — 744,982,530 Payable for securities 360,764,417 92,741,729 Derivatives 262,847,262 149,885,626 Collateral on derivatives 13,159,551 54,655,000 Payable for repurchase agreements 181,755,548 182,083,180 Other liabilities 695,026,083 800,259,144 Separate Account liabilities 70,121,473,179 66,608,458,521 Total liabilities 88,132,292,400 82,673,782,646 Capital and surplus Common stock - par value $5,690 per share, 1,000 shares authorized, issued and outstanding 5,690,000 5,690,000 Aggregate write-ins for other than special surplus funds — 168,330,037 Gross paid-in and contributed surplus 911,535,846 536,535,846 Aggregate write-ins for special surplus funds 167,715,799 151,421,777 Unassigned surplus 286,534,620 877,890,172 Total capital and surplus 1,371,476,265 1,739,867,832 Total liabilities and capital and surplus $ 89,503,768,665 $ 84,413,650,478 See notes to financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (STATUTORY-BASIS) 4

2025 2024 2023 Premiums and annuity considerations $ 36,630,281,602 $ 145,315,988 $ 151,310,738 Net investment income 699,838,539 986,757,628 767,388,680 Amortization of interest maintenance reserve 9,656,817 15,876,816 43,962,326 Commissions and expense allowances on reinsurance ceded 48,857,924 107,085,582 197,796,023 Reserve adjustments on reinsurance ceded (7,365,926,584) (2,270,497,625) (2,250,834,647) Fee income 1,153,832,308 948,235,694 921,835,308 Other revenues 115,683,636 119,939,116 91,074,095 Total revenues 31,292,224,242 52,713,199 (77,467,477) Benefits and expenses Annuity benefits 438,136,885 283,928,456 274,616,641 Death, disability and other benefits 761,170,358 558,178,312 612,255,355 Surrenders and other fund withdrawals 3,825,278,622 2,708,743,641 2,199,536,668 Commissions 957,131,844 118,879,132 146,704,799 Decrease in aggregate reserves for future benefits 2,632,811,100 (524,146,466) (259,829,959) Net transfers from Separate Accounts (2,072,331,231) (2,156,554,546) (2,520,281,386) General insurance expenses 156,604,313 155,491,186 149,995,794 Interest and adjustments on contract or deposit-type contract funds 28,699,840 17,878,830 21,352,187 IMR adjustments on reinsurance 209,710,833 11,387,365 125,261 MODCO adjustment on reinsurance assumed 24,088,392,679 (1,757,328,958) (1,264,268,711) Other expenses 10,260,240 15,323,581 13,352,698 Total benefits and expenses 31,035,865,483 (568,219,467) (626,440,653) Net gain from operations before federal income tax expense (benefit) 256,358,759 620,932,666 548,973,176 Federal income tax expense (benefit) 70,131,201 (10,501,277) (22,518,867) Net gain from operations 186,227,558 631,433,943 571,492,043 Net realized capital gains (losses), after tax 547,945,174 (100,287,426) (445,895,006) Net income $ 734,172,732 $ 531,146,517 $ 125,597,037 Revenues For the years ended December 31, See notes to financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS (STATUTORY-BASIS) 5

Common stock - par value $5,690 per share, 1,000 shares authorized, issued and outstanding For the years ended December 31, 2025 2024 2023 Balance, beginning and end of year $ 5,690,000 $ 5,690,000 $ 5,690,000 Gross paid-in and contributed surplus Balance, beginning of year 536,535,846 1,107,535,846 1,107,535,846 Return of capital 375,000,000 (571,000,000) — Balance, beginning and end of year 911,535,846 536,535,846 1,107,535,846 Aggregate write-ins for other than special surplus funds Balance, beginning of year 168,330,037 187,383,846 206,437,654 Amortization, decreases of gain on inforce reinsurance (168,330,037) (19,053,809) (19,053,808) Balance, end of year — 168,330,037 187,383,846 Aggregate write-ins for special surplus funds Balance, beginning of year 151,421,777 68,373,245 43,486,878 Change in net deferred asset for SSAP 108 16,294,022 83,048,532 24,886,367 Balance, end of year 167,715,799 151,421,777 68,373,245 Unassigned funds Balance, beginning of year 877,890,172 819,049,639 1,375,337,111 Net income 734,172,732 531,146,517 125,597,037 Change in net unrealized capital losses on investments, net of tax (757,247,434) (463,467,201) (133,182,997) Change in net unrealized foreign exchange capital (losses) gains (531,005) (5,404) 2,329,637 Change in net deferred income tax 15,382,695 (26,358,013) 29,788,306 Change in asset valuation reserve 21,551,420 20,808,445 (10,473,885) Surplus adjustment: Change in surplus as a result of reinsurance 136,127,455 — — Change in nonadmitted assets (52,352,948) (3,283,811) 4,654,430 Cumulative effect of changes in accounting principles 168,330,037 — — Dividends to stockholder (856,788,504) — (575,000,000) Balance, end of year 286,534,620 877,890,172 819,049,639 Capital and surplus Balance, end of year $ 1,371,476,265 $ 1,739,867,832 $ 2,188,032,576 See notes to financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS (STATUTORY-BASIS) 6

Operating activities For the years ended December 31, 2025 2024 2023 Premiums and annuity considerations $ 421,306,395 $ 198,441,030 $(13,432,019) Net investment income 735,143,574 1,041,866,604 868,410,524 Reserve adjustments on reinsurance (1,899,617,745) (2,279,793,157) (2,262,497,487) Investment management fees 957,218,473 935,566,462 890,326,326 Miscellaneous income 360,205,681 228,811,782 309,496,952 Total income 574,256,378 124,892,721 (207,695,704) Benefits paid 3,767,571,097 3,562,789,969 3,090,204,960 Federal income tax recovered (paid) (31,522,124) 28,977,646 46,367,759 Net transfers from Separate Accounts (1,999,086,617) (2,116,595,966) (2,530,117,812) Other expenses (1,934,517,949) (1,439,640,149) (873,287,684) Total benefits and expenses (197,555,593) 35,531,500 (266,832,777) Net cash provided by (used for) operating activities 771,811,971 89,361,221 59,137,073 Investing activities Proceeds from investments sold, matured or repaid Bonds 2,114,683,652 2,210,459,593 1,539,793,497 Common and preferred stocks 8,249,166 44,206,183 37,962,674 Mortgage loans 165,103,403 83,368,901 289,832,163 Real Estate — — 5,798,890 Derivatives and other 511,974,828 191,889,880 205,914,401 Total investment proceeds 2,800,011,049 2,529,924,557 2,079,301,625 Cost of investments acquired Bonds 2,266,351,984 1,271,619,519 1,046,407,858 Common and preferred stocks 1,287,054 693,200 795,820 Mortgage loans 21,824,930 19,674,928 58,940,272 Derivatives and other 639,384,022 447,234,620 536,979,464 Total investments acquired 2,928,847,990 1,739,222,267 1,643,123,414 Net decrease in contract loans 40,804,819 37,066,238 40,685,080 Net cash (used for) provided by investing activities (169,641,760) 753,636,052 395,493,131 Financing and miscellaneous activities Paid in (Return of) surplus 375,000,000 (571,000,000) — Change in borrowed funds (307,548,297) 307,548,297 — Dividends to stockholder (125,000,000) — (575,000,000) Net redemptions on deposit-type contracts (430,992) (8,360,319) (7,857,045) Change in payable for investment repurchase programs (327,632) (139,378,312) (125,235,414) Change in payable for securities lending — — — Other cash (used) provided (311,006,799) (106,044,500) (8,133,905) Net cash (used for) provided by financing and miscellaneous activities (369,313,720) (517,234,834) (716,226,364) Net increase (decrease) in cash, cash equivalents and short-term investments 232,856,491 325,762,439 (261,596,160) Cash, cash equivalents and short-term investments, beginning of year 1,334,187,060 1,008,424,621 1,270,020,781 Cash, cash equivalents and short-term investments, end of year $ 1,567,043,551 $ 1,334,187,060 $ 1,008,424,621 Note: Supplemental disclosures of cash flow information for non-cash transactions: Non-cash proceeds from invested asset exchanges - bonds and preferred stock (180,326,684) (48,004,090) (274,842,851) Non-cash acquisitions from invested asset exchanges - bonds and preferred stock (180,326,684) (48,004,090) (274,842,851) Non-cash ceded premiums for reinsurance (944,646) (11,387,365) (125,261) Non-cash payable on reinsurance (3,843,241) (9,295,532) (11,662,840) Non-cash transfer of funds withheld for unauthorized reinsurance 4,787,887 20,682,897 11,788,101 Non-cash transfer of IMR liability for reinsurance — 11,387,365 125,261 Non-cash IMR reserve transferred on reinsurance — (11,387,365) (125,261) Non-cash deferred asset SSAP 108 (16,056,030) (121,513,112) (154,274,911) Non-cash deferred liability SSAP 108 (10,449,011) 38,464,581 129,388,544 Non-cash special surplus SSAP 108 16,294,022 83,048,532 24,886,367 Non-cash miscellaneous income assumed SSAP 108 10,211,018 Non-cash proceeds from sale of common stock-affiliates (731,788,504) Non-cash acquisitions from purchase of common stock- affiliate (8,546,001) Non-cash net investment income for dividend of affiliate 8,546,001 Non-cash dividend from distribution of affiliates 731,788,504 Non-cash premiums from recaptured reinsurance (6,191,956,563) TALCOTT RESOLUTION LIFE INSURANCE COMPANY STATEMENTS OF CASH FLOWS (STATUTORY-BASIS) 7

Non-cash commission and expense allowances on reinsurance ceded from recaptured reinsurance 12,715,421 Non-cash increase in aggregate reserves from recaptured reinsurance 524,641,554 Non-cash reserve adjustments on reinsurance ceded from recaptured reinsurance 5,466,308,839 Non-cash aggregate reserve change from recaptured reinsurance (537,356,975) Non-cash funds withheld for unauthorized reinsurance from recapture 725,647,724 Non-cash transfer of IMR liability from recaptured reinsurance 188,290,749 Non-cash IMR reserve transferred from recaptured reinsurance (188,290,749) Non-cash premiums from assumed reinsurance (19,497,654,997) Non-cash increase in aggregate reserves from assumed reinsurance (39,651,169) Non-cash aggregate reserve change from assumed reinsurance 1,187,647,157 Non-cash modco adjustment from assumed reinsurance 18,349,659,009 Non-cash transfer of IMR liability from assumed reinsurance 21,420,084 Non-cash IMR reserve transferred from assumed reinsurance (21,420,084) Non-cash transfers to Separate Accounts (20,381,735) Non-cash modco adjustment from assumed reinsurance 20,381,735 Non-cash premiums from assumed reinsurance (10,538,480,327) Non-cash funds withheld from assumed reinsurance 1,889,516,637 Non-cash modco adjustment from assumed reinsurance 8,394,898,926 Non-cash other amounts payable from assumed reinsurance (58,535,237) Non-cash commissions and expense allowance from assumed reinsurance 312,600,000 See notes to financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 8

1. Organization and Description of Business Talcott Resolution Life Insurance Company (“TL” or the “Company”) is a wholly-owned direct subsidiary of Talcott Resolution Life, Inc. ("TLI"). During 2025, TR Re, Ltd ("TR Re"), the Company’s previous parent distributed its ownership in TL up to TLI, which is now a common parent of the two entities. During 2025, the Company contributed TL’s common stock ownership in Talcott Resolution Life and Annuity Insurance Company (“TLA”) to TR Re. See Footnote 7 Related Party Transactions, for further details. The Company is a leading financial services and multi-line insurance provider which maintains (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, and retirement plan services for savings and retirement needs that are both directly written by the Company and assumed from affiliates and third parties; (b) individual life insurance for income protection and estate planning that is directly written by the Company and is substantially ceded; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded, and (d) private placement life insurance. 2. Summary of Significant Accounting Policies Basis of Presentation The accompanying statutory-basis financial statements of Talcott Resolution Life Insurance Company (the “Company” or “TL”) have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“the Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut. A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for these reinsurance treaties, the Company's risk-based capital would not have triggered a regulatory event. A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31: SSAP # F/S Page 2025 2024 2023 Net Income 1. TL state basis $ 734,172,732 $ 531,146,517 $ 125,597,037 2. State prescribed practices that change NAIC SAP: Less: Reinsurance reserve credit (as described above) 61 4 (164,988) (2,976,629) 2,256,095 (164,988) (2,976,629) 2,256,095 3. State permitted practices that change NAIC SAP — — — 4. NAIC SAP (1-2-3=4) 61 4 $ 734,337,720 $ 534,123,146 $ 123,340,942 Surplus 5. TL state basis $ 1,371,476,265 $ 1,739,867,832 $ 2,188,032,576 6. State prescribed practices that change NAIC SAP: Less: Reinsurance reserve credit (TL) (as described above) 61 3 5,048,554 5,213,542 8,190,171 Less: Reinsurance reserve credit (TLA) (as described above) 61 3 — 20,957,376 18,386,767 5,048,554 26,170,918 26,576,938 7. State permitted practices that change NAIC SAP — — 8. NAIC SAP (5-6-7=8) 61 5 $ 1,366,427,711 $ 1,713,696,914 $ 2,161,455,638 The Company's reported investment in TLA was $626,632,214 and $886,939,559 as of December 31, 2024 and December 31, 2023, respectively. The Company's investment in TLA would have been reported as $605,674,838 and $868,552,792 as of December 31, 2024 and December 31, 2023, respectively, without the state prescribed practice. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 9

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company. The preparation of financial statements in conformity with the National Association of Insurance Commissioners (”NAIC”) Annual Statement Instructions and NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, annuity and health policies, evaluation of other-than-temporary impairments ("OTTI"), valuation of derivatives, and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts provided are adequate. Certain reclassifications have been made to prior year financial information to conform to the current year presentation. Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are: 1. for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes; 2. recognition of premium revenues and policy charges, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders; 3. development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”), guaranteed withdrawal benefits (“GMWB”) and guaranteed minimum income benefits ("GMIB") are considered market risk benefits and reported at fair value using models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience; 4. exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus, whereas on a GAAP basis, no such charges are recorded; 5. establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held and amortized into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold; 6. the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses; TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 10

7. for statutory purposes, asset-backed securities, excluding residual tranches or interests, are carried at amortized cost, except those rated in NAIC class 6, which are carried at the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43 - Asset-Backed Securities ("SSAP No. 43"). Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated securities, which use the retrospective method. Debt investments that do not meet the requirements of an issuer credit obligation in SSAP No. 26 - Bonds ("SSAP No. 26") or an asset-backed security in SSAP No. 43 are carried at the lower of amortized cost or fair value in accordance with SSAP No. 21- Other Admitted Assets ("SSAP No. 21"). In accordance with guidance in SSAP No. 21 - amortized cost for such debt investments is determined in a manner consistent with asset-backed securities within the scope of SSAP No. 43. GAAP requires that fixed maturities and loan- backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and asset-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; 8. for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets; 9. the consolidation of subsidiaries is required for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus; 10. statutory deferred income taxes, which provide for tax temporary differences, are subject to limitation on deferred tax assets and are charged directly to surplus, whereas, GAAP includes tax temporary differences recognized as a component of net income, without limitation. 11. comprehensive income and its components are not presented in the statutory-basis financial statements; 12. for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. 13. embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for at fair value and reported separately. 14. for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, the amount of time a security is in an unrealized loss position is not considered when assessing impairment, and any credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security. Improvements in expected cash flows are recognized immediately in income as a reduction in the allowance. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 11

Aggregate Reserves for Life, Annuity and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts Aggregate reserves for payment of future life, annuity and health benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2% to 6%. Group life insurance reserves generally use group life tables with valuation rates ranging from 3% to 11.25%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1% to 11.25% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43") Fixed indexed annuities are generally based on the Annuity 2000 table with valuation rates between 3.75% and 7% using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience. For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company has no forms for which the cash values are in excess of the legally computed reserve. Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality. As of December 31, 2025 and 2024, the Company had $14,951,749 and $15,745,469 respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2025 and 2024 totaled $85,028 and $106,897 respectively, also subject to 100% reinsurance to Prudential. The following table displays the development of accident and health claim reserves and liabilities and other costs accrued to settle claims as of December 31: 2025 2024 2023 Beginning claim reserves - gross $ 180,892,705 $ 191,940,647 $ 208,115,589 Less: reinsurance recoverables (180,826,031) (191,855,998) (208,038,466) Beginning claim reserves - net 66,674 84,649 77,123 Plus Incurred expenses related to: Current year 4,630 (10,816) 15,069 Prior year — — Total incurred 4,630 (10,816) 15,069 Less Paid expenses related to: Current year (3,029) 7,159 7,543 Prior year — — Total paid (3,029) 7,159 7,543 Ending claim reserves - net 74,333 66,674 84,649 Add: reinsurance recoverables 169,973,031 180,826,031 191,855,998 Ending claim reserves - gross $ 170,047,364 $ 180,892,705 $ 191,940,647 The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses of these contracts are reported in the Statements of Operations. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 12

An analysis of General and Separate Account annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics as of December 31, 2025 is presented below: A. Individual Annuities Separate Separate General Accounts with Accounts % of Account Guarantees Nonguaranteed Total Total 1. Subject to discretionary withdrawal a. With market value adjustment $ — $ 699,615,680 $ — $ 699,615,680 3.13 % b. At book value less current surrender charge of 5% or more 578,628 — — 578,628 0.00 % c. At fair value — — 8,135,827,335 8,135,827,335 36.40 % d. Total with market value adjustment or at fair value (total of 1 through 3) 578,628 699,615,680 8,135,827,335 8,836,021,643 39.53 % e. At book value without adjustment (minimal or no charge or adjustment) 8,854,357,446 — — 8,854,357,446 39.61% 2. Not subject to discretionary withdrawal 4,491,747,744 — 171,669,316 4,663,417,060 20.86% 3. Total (gross: direct + assumed) 13,346,683,818 699,615,680 8,307,496,651 22,353,796,149 100.00% 4. Reinsurance ceded 745,434,336 587,645,139 — 1,333,079,475 5. Total (net) $ 12,601,249,482 $ 111,970,541 $ 8,307,496,651 $ 21,020,716,674 6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date: $ 289,314 $ — $ — $ 289,314 B. Group Annuities Separate Separate General Accounts with Accounts % of Account Guarantees Nonguaranteed Total Total 1. Subject to discretionary withdrawal a. With market value adjustment $ 2,987,990,547 $ 758,688,887 $ — $ 3,746,679,434 28.41 % b. At book value less current surrender charge of 5% or more 352 — — 352 0.00 % c. At fair value — — 7,354,620,684 7,354,620,684 55.78 % d. Total with market value adjustment or at fair value (total of 1 through 3) 2,987,990,899 758,688,887 7,354,620,684 11,101,300,470 84.19 % e. At book value without adjustment (minimal or no charge or adjustment) 211,539,111 — — 211,539,111 1.60% 2. Not subject to discretionary withdrawal 1,594,997,327 — 279,362,624 1,874,359,951 14.21% 3. Total (gross: direct + assumed) 4,794,527,337 758,688,887 7,633,983,308 13,187,199,532 100.00% 4. Reinsurance ceded 3,488,386,467 637,263,928 — 4,125,650,395 5. Total (net) $ 1,306,140,870 $ 121,424,959 $ 7,633,983,308 $ 9,061,549,137 6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date: $ 176 $ — $ — $ 176 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 13

C. Deposit-Type Contracts Separate Separate General Accounts with Accounts % of Account Guarantees Nonguaranteed Total Total 1. Subject to discretionary withdrawal a. With market value adjustment $ 1,172,619,015 $ — $ — $ 1,172,619,015 12.32 % b. At book value less current surrender charge of 5% or more — — — — 0.00 % c. At fair value — — 7,689,538,512 7,689,538,512 80.77 % d. Total with market value adjustment or at fair value (total of 1 through 3) 1,172,619,015 — 7,689,538,512 8,862,157,527 93.09 % e. At book value without adjustment (minimal or no charge or adjustment) 201,545,958 — — 201,545,958 2.12% 2. Not subject to discretionary withdrawal 456,221,515 — — 456,221,515 4.79% 3. Total (gross: direct + assumed) 1,830,386,488 — 7,689,538,512 9,519,925,000 100.00% 4. Reinsurance ceded 1,728,071,157 — — 1,728,071,157 5. Total (net) $ 102,315,331 $ — $ 7,689,538,512 $ 7,791,853,843 6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date: $ — $ — $ — Reconciliation of total annuity actuarial reserves and deposit fund liabilities: F. Life and Accident & Health: 1. Annuities, Total (net) $ 13,900,490,106 2. Supplementary Contracts, Total (net) 6,900,246 3. Deposit-Type Contracts, Total (net) 102,315,331 4. Subtotal 14,009,705,683 Separate Account Annual Statement: 5. Annuities, Total (net) 16,174,875,459 6. Supplemental Contracts, Total (net) — 7. Policyholder dividend and coupon accumulations — 8. Policyholder premiums — 9. Guaranteed interest contracts — 10. Deposit-Type Contracts, Total (net) 7,689,538,512 11. Subtotal 23,864,413,971 12. Combined total $ 37,874,119,654 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 14

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2025, is presented below: A. General Account Account Value Cash Value Reserve 1. Subject to discretionary withdrawal, surrender values, or policy loans: a. Term Policies with Cash Value $ 42,064,370 $ 42,064,370 $ 49,934,680 b. Universal Life 2,669,168,808 2,666,921,021 2,642,851,055 c. Universal Life with Secondary Guarantees 398,764,585 370,154,707 1,498,154,759 d. Indexed Universal Life 27,977,773 26,454,615 29,495,829 e. Indexed Universal Life with Secondary Guarantees — — — f. Indexed Life — — — g. Other Permanent Cash Value Life Insurance 26,766,283 27,927,545 28,464,493 h. Variable Life — — — i. Variable Universal Life 92,592,779 92,579,411 150,345,589 j. Miscellaneous Reserves — — — 2. Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value XXX XXX $ 95,807,759 b. Accidental Death Benefits XXX XXX 3,317 c. Disability - Active Lives XXX XXX 2,626 d. Disability - Disabled Lives XXX XXX 8,194,607 e. Miscellaneous Reserves XXX XXX 92,859,490 3. Total (gross: direct + assumed) 3,257,334,598 3,226,101,669 4,596,114,204 4. Reinsurance Ceded 1,118,925,887 1,086,558,512 2,456,407,768 5. Total (net) (3) - (4) $ 2,138,408,711 $ 2,139,543,157 $ 2,139,706,436 B. Separate Account with Guarantees Not applicable. C. Separate Account Nonguaranteed Account Value Cash Value Reserve 1. Subject to discretionary withdrawal, surrender values, or policy loans: a. Term Policies with Cash Value $ — $ — $ — b. Universal Life 134,737,016 134,737,016 147,450,461 c. Universal Life with Secondary Guarantees — — — d. Indexed Universal Life — — — e. Indexed Universal Life with Secondary Guarantees — — — f. Indexed Life — — — g. Other Permanent Cash Value Life Insurance — — — h. Variable Life — — — i. Variable Universal Life 41,946,819,831 41,946,819,831 41,945,883,765 j. Miscellaneous Reserves — — — 2. Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value XXX XXX $ — b. Accidental Death Benefits XXX XXX — c. Disability - Active Lives XXX XXX — d. Disability - Disabled Lives XXX XXX — e. Miscellaneous Reserves XXX XXX — 3. Total (gross: direct + assumed) 42,081,556,847 42,081,556,847 42,093,334,226 4. Reinsurance Ceded — — — 5. Total (net) (3) - (4) $ 42,081,556,847 $ 42,081,556,847 $ 42,093,334,226 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 15

Reconciliation of total life actuarial reserves and deposit fund liabilities: Life and Accident & Health Annual Statement: 1. Exhibit 5, Life Insurance Section, Total (net) $ 2,139,706,436 2. Exhibit 5, Accidental Death Benefits Section, Total (net) — 3. Exhibit 5, Disability - Active Lives Section, Total (net) — 4. Exhibit 5, Disability - Disabled Lives Section, Total (net) — 5. Exhibit 5, Miscellaneous Reserves Section, Total (net) 32,185,183 6. Subtotal 2,171,891,619 Separate Account Annual Statement: 7. Exhibit 3, Line 0199999, Column 2 $ 42,093,334,226 8. Exhibit 3, Line 0499999, Column 2 — 9. Exhibit 3, Line 0599999, Column 2 — 10. Subtotal (Lines (7) through (9)) 42,093,334,226 11. Combined Total ((6) and (10)) $ 44,265,225,845 Investments Investments in unaffiliated bonds, other than asset-backed securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest- quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of amortized cost or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Asset backed securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value. Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method . The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received and the total distribution amount is less than undistributed accumulated earnings related to the investment. If the distributions are in excess of the investment’s undistributed accumulated earnings, the carrying value of investment will instead be reduced. Due and accrued investment income amounts over 90 days past due are nonadmitted. The Company had investment income due and accrued of $260,782 and $365,007 excluded from surplus at December 31, 2025 and 2024. Net realized capital gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 16

purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other- than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses. The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7. The AVR balances were $228,965,957 and $250,517,374 as of December 31, 2025 and 2024, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2025 and 2024 were $262,738,984, and $112,707,866 respectively. The net capital losses captured in the IMR, net of taxes, in 2025 and 2024 were ($50,427,982) and ($105,042,228) respectively. The amount of income Amortized from the IMR net of taxes in 2025 and 2024 included in the Company’s Statements of Operations, was $9,656,820 and $15,876,816 respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. In July 2025, the Company entered into a reinsurance agreement resulting in the recapture of IMR balances totaling approximately $21,000,000. See Note 6 for additional information. The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, are subjected to an enhanced analysis on a quarterly basis. For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then management will assess for OTTI. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value. Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis. Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $0 and $0 for the years ended December 31, 2025 and 2024, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were $500,000 and $0 for the years ended December 31, 2025 and 2024, respectively. Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 17

in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral less estimated costs to sell. Collectability and estimated decreases in collateral values are also assessed on a loan-by- loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2025 and 2024, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses. As of December 31, 2025 and 2024, the Company held no investments in real estate. In October 2023, the Company sold an office property real estate investment located in Maryland. Prior to the sale, the investment’s carrying value was written down to the estimated fair value. The fair value of the property was primarily determined by current market conditions and comparable property valuation. As a result of the write down and sale, the Company reported a total loss of approximately $4 million that was recorded in net realized capital gain (losses). For certain derivative instruments accounted for in accordance with SSAP No. 86 - Derivatives ("SSAP No. 86"), on the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company's derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department and the New York State Department of Financial Services. Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item. Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss. Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss. Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 18

Adoption of Accounting Standards Accounting Changes For the year ended December 31, 2025, the Company changed its accounting policy for deferrals of gains resulting from in- force assumed and ceded reinsurance transactions. The Company’s prior policy presented such gains (and related amortization) as Aggregate Write-ins for Gains and Losses in Surplus and as Aggregate Write-ins for Other-than-Special Surplus. The Company’s updated policy is to present such gains (and related amortization) as Changes in Surplus due to Reinsurance and unamortized reinsurance gains will be reflected as Unassigned Funds. The Company determined this constitutes a change in accounting principle pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors, given both presentations are acceptable under different NAIC guidance, the Company believes the new presentation is better aligned with the nature of such gains and Unassigned Funds as well as with the Annual Statement Instructions. The Company notes retrospective application of the change does not impact total Assets, Liabilities or Net Income for years ended December 31, 2025 or December 31, 2024. Implementation of the change resulted in a decrease in Other-than-special surplus of $168.3 million reflected through Aggregate Write-ins for Gains and Losses in Surplus. The change also results in a corresponding increase in Unassigned Funds of $168.3 million reflected through Cumulative Effect of Change in Accounting Principles. For the year ended December 31, 2025, the Company updated its method to identify distributions that represent a return of capital and those that represent net investment income under SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. The Company’s updated method aligns with objective financial metrics as all distributions are now recognized in net investment income when declared, provided they do not exceed undistributed accumulated earnings. The Company’s prior method included additional limitations on the recognition of net investment income based on correspondence with the applicable General Partners. The Company concluded the change represents a change in accounting principle pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors. The Company notes retrospective application of the change does not impact beginning surplus, nor does the change impact total assets, liabilities, or surplus for the years ended December 31, 2025 or December 31, 2024. In 2023, the NAIC adopted revisions to several statutory statements to finalize guidance throughout applicable standards related to the updated definition of a bond. The changes incorporated a principles-based definition which categorizes bonds as either issuer credit obligations (under SSAP No. 26) or asset-backed securities (under SSAP No. 43). The Company adopted the revised standards effective January 1, 2025 and reclassified investments in accordance with the new principles-based definition. Approximately $168 million of investments previously reported were reclassified. Of these investments, approximately $119 million of book adjusted carrying value went from an amortized cost measurement to a fair value measurement, which resulted in an approximate a $10 million unrealized loss to surplus. In 2025, the NAIC adopted revisions to SSAP No. 56 – Separate Accounts to clarify guidance for how to transfer any separate account assets carried at book value between the separate and general accounts. The Company elected early adoption of this guidance in 2025, however, it is not material to the Company. In 2025, the NAIC adopted revisions to SSAP No. 41 – Surplus Notes to clarify that capital notes should be nonadmitted in the event in which the regulatory authority halts principal or interest payments. The Company adopted this guidance in 2025, however, it is not material to the Company. In 2024, the NAIC modified SSAP No. 21 - Other Admitted Assets to prescribe a measurement framework for all residual interests regardless of legal form. The updates allow for a policy election of the Allowable Earned Yield Method or Practical Expedient Method (i.e., cost recovery method). The Company adopted the revised standards effective January 1, 2025 and elected the Practical Expedient Method. However, the updates are not material to the Company. In 2024, the NAIC modified SSAP No. 94 – Low Income Housing Tax Credit Property Investments to clarify in-scope tax credit investments. The Company adopted this guidance in 2025, however, it is not material to the Company. In 2024, the NAIC modified SSAP No. 15 – Debt and Holding Company Obligations to require additional disclosures related to unused commitments and lines of credit, disaggregated by short and long-term commitments. The Company adopted this guidance in 2024, however, it is not material to the Company. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 19

In 2024, the NAIC modified SSAP No. 86 – Derivatives to require additional disclosures identifying where cash flows associated with derivative transactions are presented in the Statement of Cash Flow. The Company adopted this guidance in 2024, however, it is not material to the Company. In 2024, the NAIC modified SSAP No. 21 – Other Admitted Assets to prescribe a measurement framework for all residual interests regardless of legal form. The updates allow for a policy election of the Allowable Earned Yield Method or Practical Expedient Method (i.e., cost recovery method). The Company adopted the revised standards effective January 1, 2025 and elected the Practical Expedient Method. However, the updates are not material to the Company. Recently Issued Accounting Standards In 2025, the NAIC adopted revisions that modify the SSAP No. 37 – Mortgage Loans to clarify that mortgage loans held by an insurer through a qualifying Delaware Statutory Trust (“DST”) will be reported on Schedule B – Mortgage Loans. The Company will adopt the revised standards effective January 1, 2026; however, the Company does not expect the changes to have a material impact. 3. Investments A. Components of Net Investment Income For the years ending December 31, 2025 2024 2023 Interest income from bonds and short-term investments $ 480,215,643 $ 521,170,433 $ 517,280,524 Interest income from affiliated bonds and short-term investments 27,604,728 18,775,452 — Interest income from mortgage loans on real estate 45,516,848 50,128,505 57,556,177 Interest income from contract loans 94,583,888 98,832,123 90,242,765 Interest and dividends from other investments 64,420,097 49,902,724 21,411,422 Dividends from common and preferred stocks - unaffiliated 1,923,003 1,496,298 1,107,233 Dividends from common and preferred stocks - affiliated 8,546,001 275,000,000 94,800,000 Gross investment income 722,810,208 1,015,305,535 782,398,121 Less: Investment expenses 19,218,373 20,999,610 14,867,549 Less: Interest expense 3,753,296 7,548,297 — Depreciation on real estate — — 141,892 Net investment income $ 699,838,539 $ 986,757,628 $ 767,388,680 B. Components of Net Unrealized Capital Losses on Bonds and Short-Term Investments As of December 31, 2025 2024 2023 Gross unrealized capital gains $ 101,422,333 $ 84,096,426 $ 135,371,936 Gross unrealized capital losses (1,007,715,727) (1,341,221,864) (1,391,932,955) Net unrealized capital losses (906,293,394) (1,257,125,438) (1,256,561,019) Balance, beginning of year (1,257,125,438) (1,256,561,019) (1,819,080,946) Change in net unrealized capital losses on bonds and short-term investments $ 350,832,044 $ (564,419) $ 562,519,927 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 20

C. Components of Net Unrealized Capital Gains on Common and Preferred Stocks As of December 31, 2025 2024 2023 Gross unrealized capital gains $ 1,227,418 $ 626,865,738 $ 891,957,177 Gross unrealized capital losses (3,535,762) (567,336) (23,677) Net unrealized capital gains (2,308,344) 626,298,402 891,933,500 Balance, beginning of year 626,298,402 891,933,500 937,410,594 Change in net unrealized capital gains on common and preferred stocks $ (628,606,746) $ (265,635,098) $ (45,477,094) D. Components of Net Realized Capital Losses For the years ending December 31, 2025 2024 2023 Bonds and short-term investments $ (69,549,177) $ (138,055,266) $ (142,118,995) Common stocks - unaffiliated (500,000) 678,415 (16) Common stocks - affiliated 711,450,153 4,807,959 — Preferred stocks - unaffiliated (200,836) (1,106,459) (8,445,735) Mortgage loans on real estate (5,311,855) (9,919,244) (15,644,478) Real estate — — (4,074,325) Derivatives (176,141,548) (110,516,046) (483,933,292) Other invested assets 22,586,568 33,239,727 86,951,074 Other 15,248,955 — — Net realized capital losses 497,582,260 (220,870,914) (567,265,767) Tax benefit 65,066 (15,541,260) (12,108,002) Net realized capital losses, after tax 497,517,194 (205,329,654) (555,157,765) Less: Amounts transferred to IMR (50,427,980) (105,042,228) (109,262,759) Net realized capital losses, after tax $ 547,945,174 $ (100,287,426) $ (445,895,006) The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments): For the years ending December 31, 2025 2024 2023 Bonds and short-term investments Sale proceeds $ 5,125,686,323 $ 6,046,287,816 $ 11,544,979,942 Gross realized capital gains on sales 11,295,373 8,104,587 5,652,309 Gross realized capital losses on sales (80,855,752) (146,139,816) (143,481,440) Unaffiliated common and preferred stock Sale proceeds 8,248,727 27,745,931 35,454,986 Gross realized capital gains on sales — 678,415 2,850 Gross realized capital losses on sales (700,836) (1,106,459) (8,448,603) Additionally, for the years ended December 31, 2025, 2024 and 2023, there was $601,900, $4,223,668 and ($608,305) of investment (expense) / income generated on 15, 27 and 48 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features or tenders. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 21

E. Investments - Derivative Instruments Overview The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange- traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department and the New York State Department of Financial Services. Interest rate, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value. Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer. Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash. Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date. Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts. The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 22

Strategies The notional value, fair value, and carrying value of derivative instruments used during the year are disclosed in the table presented below. During the years 2025 and 2024, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. As of December 31, 2025 and 2024, the average fair values for derivatives held for other investment and/or risk management activities were $56,468,938 and $157,318,425 respectively. The Company did not have any unrealized gains or losses during the reporting period representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting. (Amounts in thousands) As of December 31, 2025 As of December 31, 2024 Derivative type by strategy Notional Value Fair Value Carrying Value Notional Value Fair Value Carrying Value Cash flow hedges Interest rate and index swaps $ 125,000 $ (10,540) $ — $ 125,000 $ (16,069) $ — Foreign currency swaps 41,208 4,941 4,486 37,150 8,430 9,075 Replication transactions Credit default swaps 50,000 1,133 1,138 — — — Interest rate swaps 440,000 (124,381) 60 440,000 (127,971) 60 Other investment and/or Risk Management activities Interest rate and index swaps, swaptions 447,000 (104,384) (104,384) 447,000 (80,539) (80,539) Macro hedge program 10,918,857 111,104 111,104 10,351,579 74,120 74,120 Total $ 12,022,065 $ (122,127) $ 12,404 $ 11,400,729 $ (142,029) $ 2,716 Cash Flow Hedges Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period. Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates. Replication Transactions Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions to reproduce the investment characteristics of permissible investments. Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 23

Other Investment and/or Risk Management Activities The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities. (Amounts in thousands) Realized Gains (Losses) By strategy For the year ended December 31, 2025 For the year ended December 31, 2024 For the year ended December 31, 2023 Credit default swaps $ 3,800 $ 2,968 $ 4,286 Interest rate swaps and swaptions — — (4,673) Foreign currency swaps — 1,285 (385) Macro hedge program (154,502) (114,769) (483,208) Total $ (150,702) $ (110,516) $ (483,980) Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap. Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap. Foreign currency swaps: The Company enters into foreign currency swaps to hedge the foreign currency exposures in certain of its foreign fixed maturity investments and liabilities. In addition, the Company may enter into foreign currency swaps to terminate existing swaps in hedging relationships, and thereby offsetting the changes in value in the original swap. Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract. Credit Risk Assumed through Credit Derivatives The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2025: December 31, 2025 (Amounts in thousands) Underlying Referenced Credit Obligation(s) Credit Derivative type by derivative risk exposure Notional Amount [2] Fair Value Carrying Value Weighted Average Years to Maturity Type Average Credit Rating [1] Offsetting Notional Amount [3] Offsetting Fair Value [3] Offsetting Carrying Value [3] Basket credit default swaps [4] Investment grade risk exposure $ 50,000 $ 1,133 $ 1,138 5 years Corporate Credit BBB+ $ — $ — $ — Total $ 50,000 $ 1,133 $ 1,138 $ — $ — $ — TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 24

[1] The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used. [2] Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses. [3] The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap. [4] Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. As of December 31, 2024, the Company did not enter into any credit default swap contracts. Credit Risk The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company may have exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements. Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that derivative contracts, other than exchange traded contracts, OTC-cleared swaps, certain forward contracts, and certain embedded and reinsurance derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. For the years ended December 31, 2025 and 2024 the Company had no losses on derivative instruments due to counterparty nonperformance. Hedge Accounting Effective January 1, 2022, the Company designated the hedging relationship described below under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business, including related minimum benefit guarantees, that is sensitive to interest rate movement. The hedged portion of the block is reviewed on a monthly basis and the hedge effectiveness is measured quarterly based on the ratio of the percentage change in asset interest rate risk (rho) compared to the percentage change in the liability interest rate risk (rho). The related hedging instrument is a portfolio of interest rate derivatives which follows a semi-static hedging strategy. Changes in interest rates impact the present value of the future product cash flows. The Company will recognize a deferred asset within Other assets or a deferred liability within Other liabilities on the Statements of Admitted Assets, Liabilities and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the liability. The deferred asset or liability will then be amortized over the timeframe required under SSAP No. 108, which is the Macaulay duration of guarantee benefit cash flows, or approximately 8 years. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 25

The hedging strategy is compliant with VM-21 and meets all the criteria to be defined as a clearly defined hedging strategy as required by SSAP No. 108. The Company periodically revises its hedging position to reflect reinsurance transactions entered into. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2025. Recognition of Gains (Losses) and Deferred Assets and Liabilities 2025 Net deferred balance - beginning of year $ (151,421,777) Current Year Amortization (21,850,379) Current Year Deferred Recognition 48,355,419 Ending Deferred Balance [1-(2+3)] $ (177,926,817) The net deferred balances will amortize over the next 8 years, as shown below; Scheduled Amortization Amortization Year Deferred assets Deferred liabilities 2026 (58,293,952) 30,056,201 2027 (58,293,952) 30,056,201 2028 (58,293,952) 30,056,201 2029 (58,293,952) 30,056,201 2030 (53,968,357) 30,056,201 2031 (42,203,544) 23,048,284 2032 (23,567,153) 8,046,128 2033 (6,981,529) 594,157 2034 — — Total $ (359,896,391) $ 181,969,574 Total Deferred Balance $ (177,926,817) F. Concentration of Credit Risk The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2025 and 2024The following table discloses the Company’s investment exposure as of December 31, 2025 to any credit concentration risk of a single issuer greater than 10% of the Company’s capital and surplus, other than the U.S. government and certain U.S. government agencies and wholly-owned subsidiaries: Issuer Market Value PIMCO Private Income Fund Onshore Feeder LLC $ 180,000,000 PIMCO Commercial Real Estate Debt Fund II Rated Note Vehicle I LP $ 146,322,810 AG ABC Structure Note LP (Equity) $ 143,258,514 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 26

G. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks Gross Gross Estimated Bonds, Cash Equivalents and Short-Term Investments Statement Unrealized Unrealized Fair As of December 31, 2025 Value Gains Losses Value U.S. government and government agencies and authorities: -Guaranteed and sponsored - excluding asset-backed $ 1,211,277,728 $ 2,797,682 $ (237,831,544) $ 976,243,866 -Guaranteed and sponsored - asset-backed 39,747,857 1,486,749 (4,845,644) 36,388,962 All other corporate - excluding asset-backed 7,183,771,858 113,127,435 (757,539,551) 6,539,359,742 All other corporate - asset-backed 2,229,352,904 16,324,730 (39,823,918) 2,205,853,716 Cash equivalents and short-term investments 827,142,569 56,238 — 827,198,807 Cash equivalents and short-term investments affiliated $ 600,000,000 $ — $ — $ 600,000,000 Total bonds, cash equivalents and short-term investments $ 12,091,292,916 $ 133,792,834 $ (1,040,040,657) $ 11,185,045,093 Gross Gross Estimated Common Stocks Unrealized Unrealized Fair As of December 31, 2025 Cost Gains Losses Value Common stocks - unaffiliated $ 8,270,985 $ 813,768 $ (3,000,000) $ 6,084,753 Common stocks - affiliated — Total common stocks $ 8,270,985 $ 813,768 $ (3,000,000) $ 6,084,753 Gross Gross Estimated Preferred Stocks Unrealized Unrealized Fair As of December 31, 2025 Value Gains Losses Value Preferred stocks - unaffiliated $ 17,853,136 $ 479,705 $ (160,881) $ 18,171,960 Total preferred stocks $ 17,853,136 $ 479,705 $ (160,881) $ 18,171,960 Gross Gross Estimated Bonds, Cash Equivalents and Short-Term Investments Statement Unrealized Unrealized Fair As of December 31, 2024 Value Gains Losses Value U.S. government and government agencies and authorities: -Guaranteed and sponsored - excluding asset-backed $ 807,740,217 $ (233,086,862) $ 574,653,355 -Guaranteed and sponsored - asset-backed 48,405,296 685,079 (8,290,982) 40,799,393 States, municipalities and political subdivisions 490,670,941 1,306,666 (80,894,597) 411,083,010 International governments 290,803,138 717,944 (32,604,783) 258,916,299 All other corporate - excluding asset-backed 7,057,350,573 87,435,784 (912,222,338) 6,232,564,019 All other corporate - asset-backed 1,970,849,171 12,445,242 (89,005,392) 1,894,289,021 Hybrid securities 122,262,717 718,158 (4,473,017) 118,507,858 Cash equivalents and short-term investments 570,389,479 146,015 — 570,535,494 Cash equivalents and short-term investments affiliated 400,000,000 — — 400,000,000 Total bonds, cash equivalents and short-term investments $ 11,758,471,532 $ 103,454,888 $ (1,360,577,971) $ 10,501,348,449 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 27

Gross Gross Estimated Common Stocks Unrealized Unrealized Fair As of December 31, 2024 Cost Gains Losses Value Common stocks - unaffiliated $ 8,771,425 $ 813,766 $ 9,585,191 Common stocks - affiliated 1,000,001 625,632,213 — 626,632,214 Total common stocks $ 9,771,426 $ 626,445,979 $ — $ 636,217,405 Gross Gross Estimated Preferred Stocks Statement Unrealized Unrealized Fair As of December 31, 2024 Value Gains Losses Value Preferred stocks - unaffiliated $ 21,626,294 $ 459,857 $ (607,437) $ 21,478,714 Total preferred stocks $ 21,626,294 $ 459,857 $ (607,437) $ 21,478,714 The statement value and estimated fair value of bonds and short-term investments at December 31, 2025 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset- backed securities ("ABS"), including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates. Estimated Statement Fair Maturity Value Value Due in one year or less $ 1,669,023,869 $ 1,665,334,544 Due after one year through five years 2,232,622,669 2,165,812,169 Due after five years through ten years 2,573,951,676 2,505,933,945 Due after ten years 5,092,469,847 4,324,728,011 Total $ 11,568,068,061 $ 10,661,808,669 At December 31, 2025 and 2024, securities with a statement value of $4,458,580 and $4,451,248 were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business. H. Mortgage Loans on Real Estate Lending Rates 2025 2024 Maximum 7.87% —% Minimum 7.02% —% The Company did not issue any new commercial mortgage loans in 2025. During 2025 and 2024, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2025 and 2024, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 83.45% and 83.45%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loans on real estate total. As of December 31, 2025 and 2024, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2025 and 2024, there were impaired loans with related allowances for credit losses of $6,140,000 and $0 respectively; with interest income recognized during the period the loans were impaired of $0 and $0, respectively. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 28

I. Restructured Debt in which the Company is a Creditor The Company had no restructured commercial mortgage loans during the year ended December 31, 2025. The Company had one restructured commercial mortgage loans during the year ended December 31, 2024. The loan had a book/adjusted carry value of $5 million and generated a realized capital loss of $656,472. The loans had extensions on the maturity date and no loss was incurred. The Company had two restructured commercial mortgage loans during the year ended December 31, 2023. The loans had extensions on the maturity date and no loss was incurred. J. Joint Ventures, Partnerships and Limited Liability Companies The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $9,978,973 and $401,144 for the years ended December 31, 2025 and 2024, respectively, on certain limited partnerships. The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. K. Repurchase Agreements and Other Collateral Transactions From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value. Under repurchase agreements, the Company transfers collateral of U.S. government, government agency and corporate securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The bilateral agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in Payable for repurchase agreements in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2025, the fair value and amortized cost of the securities transferred were $190,190,711 and $202,976,149 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $181,755,548 with a contractual maturity less than 1 year as of December 31, 2025. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short- term investments with amortized cost approximating fair value of $181,755,548 with a maturity date less than 360 days as of December 31, 2025. As of December 31, 2024, the fair value and amortized cost of the securities transferred were $191,040,364 and $208,842,418 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $182,083,180 with a contractual maturity less than 1 year as of December 31, 2024. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short- term investments with amortized cost approximating fair value of $182,083,180 with a maturity date less than 360 days as of December 31, 2024. Reinvested proceeds from repurchase agreements transactions consist of US government and government agency securities and short-term investments. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy. The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for repurchase TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 29

agreements, included within the Company's short-term investments, as of December 31, 2025, 2024, and 2023 was $0, with a fair value of $0 and $0, respectively. The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2025 and 2024, securities pledged of $261,228,338 and $144,760,465 respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $297,847,866 and $291,386,675, respectively, as of December 31, 2025 and 2024. As of December 31, 2025 and 2024, the Company accepted cash collateral associated with derivative instruments with a statement value of $13,159,551 and $54,655,000 respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in Collateral on derivatives. The Company accepted securities collateral of $0 and $0 as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2025 and 2024, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus. L. Security Unrealized Loss Aging The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with the contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2025 and 2024. The following tables present amortized cost or statement value, fair value and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2025 and 2024: As of December 31, 2025 Less Than 12 Months 12 Months or More Total Amortized Unrealized Amortized Unrealized Amortized Unrealized (Amounts in thousands) Cost Fair Value Losses Cost Fair Value Losses Cost Fair Value Losses U.S. government and government agencies & authorities: Guaranteed & sponsored - excluding asset-backed $ 294,523 $ 288,872 $ (5,651) $ 657,880 $ 425,699 $ (232,181) $ 952,403 $ 714,571 $ (237,832) Guaranteed & sponsored - asset-backed 338 334 (4) 36,782 31,940 (4,842) 37,120 32,274 (4,846) States, municipalities & political subdivisions 10,490 10,371 (119) 352,421 296,263 (56,158) 362,911 306,634 (56,277) International governments 51,046 50,138 (908) 99,588 78,672 (20,916) 150,634 128,810 (21,824) All other corporate - excluding asset-backed 557,532 536,713 (20,819) 4,632,487 3,973,868 (658,619) 5,190,019 4,510,581 (679,438) All other corporate - asset-backed 367,582 359,907 (7,675) 336,708 304,558 (32,150) 704,290 664,465 (39,825) Total fixed maturities 1,281,511 1,246,335 (35,176) 6,115,866 5,111,000 (1,004,866) 7,397,377 6,357,335 (1,040,042) Preferred stocks -unaffiliated 1,026 1,026 — 7,282 7,282 — 8,308 8,308 — Total stocks 1,026 1,026 — 7,282 7,282 — 8,308 8,308 — Total securities $ 1,282,537 $ 1,247,361 $ (35,176) $ 6,123,148 $ 5,118,282 $ (1,004,866) $ 7,405,685 $ 6,365,643 $ (1,040,042) TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 30

As of December 31, 2024 Less Than 12 Months 12 Months or More Total Amortized Unrealized Amortized Unrealized Amortized Unrealized (Amounts in thousands) Cost Fair Value Losses Cost Fair Value Losses Cost Fair Value Losses U.S. government and government agencies & authorities: Guaranteed & sponsored - excluding asset-backed $ 178,702 $ 175,217 $ (3,485) $ 629,038 $ 399,436 $ (229,602) $ 807,740 $ 574,653 $ (233,087) Guaranteed & sponsored - asset-backed 5,791 4,601 (1,190) 41,167 34,066 (7,101) 46,958 38,667 (8,291) States, municipalities & political subdivisions 34,281 31,709 (2,572) 420,473 342,151 (78,322) 454,754 373,860 (80,894) International governments 162,342 155,501 (6,841) 95,203 69,439 (25,764) 257,545 224,940 (32,605) All other corporate - excluding asset-backed 894,540 845,785 (48,755) 5,243,042 4,379,596 (863,446) 6,137,582 5,225,381 (912,201) All other corporate - asset-backed 206,502 203,074 (3,428) 751,813 666,215 (85,598) 958,315 869,289 (89,026) Hybrid securities 11,701 11,423 (278) 86,220 82,025 (4,195) 97,921 93,448 (4,473) Total fixed maturities 1,493,859 1,427,310 (66,549) 7,266,956 5,972,928 (1,294,028) 8,760,815 7,400,238 (1,360,577) Preferred stocks -unaffiliated 693 675 (18) 14,676 14,087 (589) 15,369 14,762 (607) Total stocks 693 675 (18) 14,676 14,087 (589) 15,369 14,762 (607) Total securities $ 1,494,552 $ 1,427,985 $ (66,567) $ 7,281,632 $ 5,987,015 $ (1,294,617) $ 8,776,184 $ 7,415,000 $ (1,361,184) The Company holds no affiliated common stocks as of December 31, 2025. For affiliated common stocks, as of December 31, 2024, the Company directly held 100% of the common stocks of two life insurance subsidiaries, TLA and TIL, reported on the Statements of Admitted Assets, Liabilities and Capital and Surplus at the subsidiaries’ underlying statutory capital and surplus. The following discussion refers to the data presented in the table above, excluding affiliated common stocks. As of December 31, 2025, fixed maturities, comprised of 2,086 securities, accounted for approximately 100% of the Company’s total unrealized loss amount. The securities were primarily in U.S. government securities, corporate securities in the utility, industrial & financial services sector, and mortgage backed securities, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2025, 58% of these securities were depressed less than 20% of amortized cost. The fixed maturities' unrealized losses did not significantly change during 2025. Most of the securities depressed for twelve months or more relate to U.S. government securities, mortgage backed securities, and corporate securities in the utility, industrial & financial services sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2025, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. M. Asset Backed Securities OTTI For the year ended December 31, 2025, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 31

N. 5GI Securities Number of 5* Securities Aggregate Bonds at Carrying Value Aggregate Fair Value Investment 2025 2024 2025 2024 2025 2024 (1) Bonds - AC — — $ — $ — $ — $ — (3) Preferred Stock - AC 1 1 $ 3,000,000 $ 3,000,000 $ 3,000,000 $ 3,000,000 (4) Preferred Stock - FV — — — — (5) Total (1+2+3+4) 1 1 $ 3,000,000 $ 3,000,000 $ 3,000,000 $ 3,000,000 A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or obligor is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments. For the exceptions listed, either the required audited financials were received too late for valuation timing or the company is no longer producing them. All of the required documentation was filed with the SVO and the 5* was assigned by the SVO. 4. Fair Value Measurements Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets. The Company utilizes the services of Hartford Investment Management Company (“HIMCO”), a third-party investment manager, and Sixth Street Insurance Solutions, L.P., an affiliated investment manager, that are registered investment advisers under the Investment Advisers Act of 1940. The Company's Investment Valuation Committee ("IVC"), a working group chaired by the Chief Financial Officer ("CFO") of the Talcott Financial Group Investments, LLC subsidiaries, oversees the investment activities of these investment managers and directs other investments to maximize economic value and generate the returns necessary to support the Company’s various product obligations, within internally established objectives, guidelines and risk tolerances. The portfolio objectives and guidelines are developed, by the Company, based upon the asset/liability profile, including duration, convexity and other characteristics within specified risk tolerances. The risk tolerances considered include, but are not limited to, asset sector, credit issuer allocation limits, and maximum portfolio limits for below investment grade holdings. The Company attempts to minimize adverse impacts to the investment portfolio and the Company’s results of operations from changes in economic conditions through asset diversification, asset allocation limits, and asset/liability duration matching and the use of derivatives. The following section applies the fair value hierarchy and disclosure requirements for the Company's Separate Account assets, and categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3): Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities. Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 32

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g. changes in risk assumptions) inputs are used in determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers. The following tables present assets and (liabilities) carried at fair value by hierarchy level as of December 31, 2025 and 2024: As of December 31, 2025 (Amounts in thousands) Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) Net Asset Value (NAV) Total a. Assets accounted for at fair value Preferred stocks - unaffiliated $ — $ 2,968 $ 11,877 $ — $ 14,845 Common stocks - unaffiliated — — 6,085 — 6,085 Cash equivalents 523,225 — — — 523,225 Total bonds and stocks 523,225 2,968 17,962 — 544,155 Derivative assets Macro hedge program 2,500 266,178 — — 268,678 Total derivative assets 2,500 266,178 — — 268,678 Separate Account assets [1] 29,428,518 39,464,010 40,077 — 68,932,605 Total assets accounted for at fair value $ 29,954,243 $ 39,733,156 $ 58,039 $ — $ 69,745,438 b. Liabilities accounted for at fair value Derivative liabilities Interest rate derivatives $ — $ 53,830 $ 50,553 $ — $ 104,383 Macro hedge program 6,383 151,191 — — 157,574 Total liabilities accounted for at fair value $ 6,383 $ 205,021 $ 50,553 $ — $ 261,957 [1] Excludes approximately $1.2 billion of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements). As of December 31, 2024 (Amounts in thousands) Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) Net Asset Value (NAV) Total a. Assets accounted for at fair value: Preferred stocks - unaffiliated $ — $ 10,683 $ 10,796 $ — $ 21,479 Common stocks - unaffiliated — — 9,585 — 9,585 Cash equivalents 491,413 — — — 491,413 Total bonds and stocks 491,413 10,683 20,381 — 522,477 Derivative assets Interest rate derivatives — — — — — Macro hedge program 4,771 — 143,466 — 148,237 Total derivative assets 4,771 — 143,466 — 148,237 Separate Account assets [1] 29,211,193 35,496,138 54,887 — 64,762,218 Total assets accounted for at fair value $ 29,707,377 $ 35,506,821 $ 218,734 $ — $ 65,432,932 b. Liabilities accounted for at fair value Derivative liabilities Interest rate derivatives — (51,721) (28,819) — (80,540) Macro hedge program — (55,059) (14,287) — (69,346) Total liabilities accounted for at fair value $ — $ (106,780) $ (43,106) $ — $ (149,886) TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 33

[1] Excludes approximately $1.8 billion of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements). Valuation Techniques, Procedures and Controls The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables. The fair value process is monitored by the respective Valuation Committees of the Company's investment managers, which are comprised of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. In addition, the IVC is responsible for the approval and monitoring of the valuation policy of the Company as well as the adjudication of any valuation disputes thereunder. The valuation policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The IVC meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals. The Company also has an enterprise-wide Operational Risk Management function with Enterprise Risk Management (“ERM”) which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. The Enterprise Model Oversight Working Group ensures compliance with the ERM framework by providing an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models. Bonds, Asset Backed Securities and Stocks The fair values of bonds, asset backed securities and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment managers using a "waterfall" approach utilizing the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit. Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. The Company's investment managers utilize an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment managers develop credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 34

The Company's investment managers perform ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment managers ensure that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment managers determine that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the IVC of the Company's investment managers. The Company's investment managers conduct other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment managers feel a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades. The Company's investment managers have analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data. Derivative Instruments Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations. The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company’s derivatives collateral agent compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities. Valuation Inputs for Investments For Level 1 investments, which are comprised of exchange traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 35

Descriptions of additional inputs used in the Company’s Level 2 and Level 3 measurements are included in the following discussion: Level 2 The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks. Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable. State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements. Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves. Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves. Interest rate derivatives - Primary input is the swap yield curve. Level 3 Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans, which are issuer credit obligations. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding described Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Primary inputs for privately traded equity securities are internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding Level 1 and Level 2 measurements, but also may include equity and interest volatility, and swap yield curves beyond observable limits. Separate Account Assets Guaranteed Separate Account investments for bonds, stocks, mortgage loans and limited partnerships are valued in the same manner, and using the same pricing sources and inputs, as the invested assets held in the General Account of the Company. Non-guaranteed Separate Account assets are primarily invested in mutual funds but also have investments in bonds, stocks, mortgage loans, limited partnerships and other alternative investments. Non-guaranteed Separate Account investments in mutual funds are valued by the underlying mutual funds in accordance to their valuation policies and procedures. Non- guaranteed Separate Account investments in bonds, stocks mortgage loans, limited partnerships and other alternative investments are generally valued by a third party accounting agent in the same manner using the same independent pricing service as the invested assets held in the General Account of the Company. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 36

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. December 31, 2025 Assets accounted for at fair value on a recurring basis [1] Fair Value Predominant Valuation Method Significant Unobservable Input Minimum [6] Maximum [6] Weighted Average [2] [6] Impact of Increase in Input on Fair Value [3] CMBS [4] 206 Discounted cash flows Spread 85 bps 85 bps 85 bps Decrease Corporate [5] 624,741 Discounted cash flows Spread 49 bps 775 bps 188 bps Decrease ABS 98,887 Discounted cash flows Spread 72 bps 675 bps 449 bps Decrease [1] Includes both General Account and Separate Account investments held. [2] The weighted average is determined based on the fair value of the securities. [3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above. [4] Excludes securities for which the Company bases fair value on broker quotations. [5] Excludes securities for which the Company bases fair value on broker quotations; however, included are broker priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. [6] Basis points (bps). (Amounts in thousands) December 31, 2024 Assets accounted for at fair value on a recurring basis [1] Fair Value Predominant Valuation Method Significant Unobservable Input Minimum [7] Maximum [7] Weighted Average [2] [7] Impact of Increase in Input on Fair Value [3] Corporate [5] 770,846 Discounted cash flows Spread (3) bps 502 bps 186 bps Decrease Short term investments 62,144 Discounted cash flows Spread 619 bps 1067 bps 694 bps Decrease [1] Includes both General Account and Separate Account investments held. [2] The weighted average is determined based on the fair value of the securities. [3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above. [4] Excludes securities for which the Company bases fair value on broker quotations. [5] Excludes securities for which the Company bases fair value on broker quotations; however, included are broker priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. [6] Decrease for above market rate coupons and increase for below market rate coupons. [7] Basis points (bps). (Amounts in thousands) December 31, 2024 Free Standing Derivatives Fair Value [1] Predominant Valuation Method Significant Unobservable Input Minimum Maximum Impact of Increase in Input on Fair Value [2] Interest rate swaptions 67,517 Option model Interest rate volatility 13.7% 54.6% Increase Equity options [3] (20,377) Option model Equity volatility 0.8% 0.9% Increase [1] Includes General Account amounts only, as Separate Account derivative amounts are not significant. [2] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions. [3] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion. The tables above exclude the portion of asset-backed securities, collateralized loan obligations, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 37

have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, increases in these inputs would generally cause fair values to decrease. For the years ended December 31, 2025 and 2024, no significant adjustments were made by the Company to broker prices received. Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3) The tables below provide a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2025 and 2024: Total Realized/ Unrealized Gains Fair Value Transfers Transfers (Losses) Included in: Fair Value As of into out of Net Purchases/ Sales/ as of (Amounts in thousands) Jan. 1, 2025 Level 3 [2] Level 3 [2] Income (1) Surplus Increases Decreases Settlements Dec. 31, 2025 Assets Preferred stocks - unaffiliated $ 10,796 $ — $ — $ — $ (6) $ 1,287 $ (200) $ — $ 11,877 Common stocks - unaffiliated 9,585 — — — (3,500) — — — 6,085 Total bonds and stocks 20,381 — — — (3,506) 1,287 (200) — 17,962 Derivatives Macro hedge program 129,180 — (129,180) — — — — — — Total derivatives [3] 129,180 — (129,180) — — — — — — Separate Accounts 54,887 7,689 (12,060) (336) 837 13,259 (10,419) (13,781) 40,076 Total assets $ 204,448 $ 7,689 $ (141,240) $ (336) $ (2,669) $ 14,546 $ (10,619) $ (13,781) $ 58,038 Liabilities Derivatives Interest rate derivatives $ (28,818) $ — $ — $ — $ (21,735) $ — $ — $ — $ (50,553) Total derivatives [3] (28,818) — — — (21,735) — — — (50,553) Total liabilities $ (28,818) $ — $ — $ — $ (21,735) $ — $ — $ — $ (50,553) [1] All amounts in this column except Separate Account assets are reported in net realized capital gains (losses). All amounts are before income taxes. [2] Transfers in and/or out of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement. [3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 38

Total Realized/ Unrealized Gains Fair Value Transfers Transfers (Losses) Included in: Fair Value As of into out of Net Purchases/ Sales/ as of (Amounts in thousands) Jan. 1, 2024 Level 3 [2] Level 3 [2] Income (1) Surplus Increases Decreases Settlements Dec. 31, 2024 Assets Preferred stocks - unaffiliated $ 10,097 $ — $ — $ — $ 6 $ 693 $ — $ — $ 10,796 Common stocks - unaffiliated 9,694 — — 678 41 — (828) — 9,585 Total bonds and stocks 19,791 — — 678 47 693 (828) — 20,381 Derivatives Macro hedge program 194,159 — — — (131,480) 66,341 160 129,180 Total derivatives [3] 194,159 — — — (131,480) 66,341 — 160 129,180 Separate Accounts 114,340 422 (8,524) (570) 404 23,961 (67,904) (7,243) 54,887 Total assets $ 328,290 $ 422 $ (8,524) $ 108 $ (131,029) $ 90,995 $ (68,732) $ (7,083) $ 204,448 Liabilities Derivatives Interest rate derivatives $ (11,127) $ — $ — $ — $ (17,691) $ — $ — $ — $ (28,818) Total derivatives [3] (11,127) — — — (17,691) — — — (28,818) Total liabilities $ (11,127) $ — $ — $ — $ (17,691) $ — $ — $ — $ (28,818) [1] All amounts in this column except Separate Account assets are reported in net realized capital gains (losses). All amounts are before income taxes. [2] Transfers in and/or out of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement. [3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 39

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3) The tables below reflect the fair values and admitted values of all assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). (Amounts in thousands) December 31, 2025 Type of Financial Instrument Aggregate Fair Value Admitted Value (Level 1) (Level 2) (Level 3) Net Asset Value (NAV) Not Practicable (Carrying Value) Assets Issuer credit obligations $ 7,108,138 $ 7,983,972 $ — $ 6,414,684 $ 693,454 $ — $ — Asset backed securities - unaffiliated 2,547,697 2,578,990 — 2,014,395 533,302 — — Asset backed securities - affiliated 102,012 101,189 — 51,702 50,310 — — Preferred stocks - unaffiliated 17,853 17,853 — 5,976 11,877 — — Common stocks - unaffiliated 6,085 6,085 — — 6,085 — — Mortgage loans 893,146 940,275 — — 893,146 — — Cash, cash equivalents and short-term investments - unaffiliated 967,100 967,043 663,126 303,214 760 — — Cash, cash equivalents and short-term investments - affiliated 600,000 600,000 — — 600,000 — — Derivative related assets 275,417 275,251 2,500 272,917 — — — Contract loans 1,516,022 1,516,022 — — 1,516,022 — — Surplus debentures 55,921 56,555 — 55,921 — — — Capital Notes 13,461 12,494 — 13,461 — — — Debt securities without credit enhancement 79,001 79,001 — 79,001 — — — Residual tranches fixed income 139,788 112,924 — 19,244 120,544 — — Separate Account assets [1] 68,932,605 68,932,605 29,428,518 39,464,010 40,077 — — Total assets $ 83,254,246 $ 84,180,259 $ 30,094,144 $ 48,694,525 $ 4,465,577 $ — $ — Liabilities Liability for deposit-type contracts $ (95,566) $ (102,315) $ — $ — $ (95,566) $ — $ — Derivative related liabilities (397,544) (262,847) (6,383) (340,608) (50,553) — — Separate Account liabilities (68,932,605) (68,932,605) (29,428,518) (39,464,010) (40,077) — — Total liabilities $ (69,425,715) $ (69,297,767) $ (29,434,901) $ (39,804,618) $ (186,196) $ — $ — [1] Excludes investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 of approximately $1.2 billion as of December 31, 2025. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 40

(Amounts in thousands) December 31, 2024 Type of Financial Instrument Aggregate Fair Value Admitted Value (Level 1) (Level 2) (Level 3) Net Asset Value (NAV) Not Practicable (Carrying Value) Assets Bonds - unaffiliated $ 9,439,776 $ 10,698,503 $ — 7,863,405 $ 1,576,371 $ — $ — Bonds - affiliated 91,036 89,579 — 38,003 53,033 — — Preferred stocks – unaffiliated 21,479 21,479 — 10,683 10,796 — — Common stocks – unaffiliated 9,585 9,585 — — 9,585 — — Mortgage loans 992,013 1,088,431 — — 992,013 — — Cash and short-term investments - unaffiliated 934,333 934,187 855,210 16,979 62,144 — — Cash, cash equivalents and short- term investments - affiliated 400,000 400,000 — — 400,000 — — Derivative related assets 156,668 157,372 — 9,135 143,466 — — Contract loans 1,475,217 1,475,217 — — 1,475,217 — — Surplus debentures 45,488 46,125 — 34,887 10,601 — — Separate Account assets [1] 64,762,218 64,762,218 29,211,193 35,496,138 54,887 — — Total assets $ 78,327,813 $ 79,682,696 $ 30,066,403 $ 43,469,230 $ 4,788,113 $ — $ — Liabilities Liability for deposit–type contracts $ (102,746) $ (102,746) $ — $ — $ (95,885) $ — $ — Derivative related liabilities (293,926) (149,886) — (106,780) (43,106) — — Separate Account liabilities (64,762,218) (64,762,218) (29,211,193) (35,496,138) (54,887) — — Total liabilities $ (65,158,890) $ (65,014,850) $ (29,211,193) $ (35,602,918) $ (193,878) $ — $ — [1] Excludes investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 of approximately $1.8 billion as of December 31, 2024. The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note. The amortized cost of cash, cash equivalents and short-term investments approximates fair value. Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans. The fair value of contract loans was determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the contract loans. Fair values of liability for deposit-type contracts were estimated using average discounted cash flow calculations and current market interest rates. The carrying amounts of the Separate Account liabilities approximate their fair values. At December 31, 2025 and 2024, the Company had no investments where it was not practicable to estimate fair value. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 41

5. Income Taxes A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows: 1 2025 Ordinary Capital Total (a) Gross DTA $ 247,250,601 $ 16,345,262 $ 263,595,863 (b) Statutory valuation allowance adjustments — — — (c) Adjusted gross DTA 247,250,601 16,345,262 263,595,863 (d) Deferred tax assets nonadmitted 172,679,563 — 172,679,563 (e) Subtotal net admitted deferred tax assets 74,571,038 16,345,262 90,916,300 (f) Deferred tax liabilities 38,853,987 38,853,987 (g) Net admitted deferred tax asset/(net deferred tax liability) $ 74,571,038 $ (22,508,725) $ 52,062,313 2 2025 Ordinary Capital Total Admission Calculation Components SSAP No. 101 : (a) Federal income taxes paid in prior years recoverable by carrybacks $ — $ — $ — (b) Adjusted gross DTA expected to be realized 50,129,983 1,932,330 52,062,313 (1) DTAs expected to be realized after the balance sheet date 50,129,983 1,932,330 52,062,313 (2) DTAs allowed per limitation threshold XXX XXX 197,912,093 (c) DTAs offset against DTLs 24,441,055 14,412,932 38,853,987 (d) DTAs admitted as a result of application of SSAP No. 101 $ 74,571,038 $ 16,345,262 $ 90,916,300 3 (a) Ratio % used to determine recovery period and threshold limitations 796% (b) Adjusted capital and surplus used to determine 2(b) thresholds $ 1,319,413,952 4 2025 Ordinary Capital Impact of Tax Planning Strategies: (a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %. (1) Adjusted gross DTAs amount from Note 5A1c $ 247,250,601 $ 16,345,262 (2) % of adjusted gross DTAs by tax character attributable to the impact of planning strategies — % — % (3) Net admitted adj. gross DTAs amount from Note 5A1e $ 74,571,038 $ 16,345,262 (4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies 2.6% — % (b) Do the tax planning strategies include the use of reinsurance? Yes ___ No _X_ 1 2024 Ordinary Capital Total (a) Gross DTA $ 240,597,867 $ 7,165,253 $ 247,763,120 (b) Statutory valuation allowance adjustments — — — (c) Adjusted gross DTA 240,597,867 7,165,253 247,763,120 (d) Deferred tax assets nonadmitted 107,426,589 — 107,426,589 (e) Subtotal net admitted deferred tax assets 133,171,278 7,165,253 140,336,531 (f) Deferred tax liabilities 6,187,906 53,752,802 59,940,708 (g) Net admitted deferred tax asset/(net deferred tax liability) $ 126,983,372 $ (46,587,549) $ 80,395,823 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 42

2 2024 Ordinary Capital Total Admission Calculation Components SSAP No. 101 : (a) Federal income taxes paid in prior years recoverable by carrybacks $ — $ — $ — (b) Adjusted gross DTA expected to be realized 76,759,410 3,636,413 80,395,823 (1) DTAs expected to be realized after the balance sheet date 76,759,410 3,636,413 80,395,823 (2) DTAs allowed per limitation threshold XXX XXX 248,920,801 (c) DTAs offset against DTLs 56,411,868 3,528,840 59,940,708 (d) DTAs admitted as a result of application of SSAP No. 101 $ 133,171,278 $ 7,165,253 $ 140,336,531 3 (a) Ratio % used to determine recovery period and threshold limitation 934% (b) Adjusted capital and surplus used to determine 2(b) thresholds $ 1,659,472,009 4 2024 Ordinary Capital Impact of Tax Planning Strategies: (a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %. (1) Adjusted gross DTAs amount from Note 5A1c $ 240,597,867 $ 7,165,253 (2) % of adjusted gross DTAs by tax character attributable to the impact of planning strategies — % — % (3) Net admitted adj. gross DTAs amount from Note 5A1e $ 133,171,278 $ 7,165,253 (4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies 2.7% — % (b) Do the tax planning strategies include the use of reinsurance? Yes ___ No _X_ 1 Change During 2025 Ordinary Capital Total (a) Gross DTA $ 6,652,734 $ 9,180,009 $ 15,832,743 (b) Statutory valuation allowance adjustments — — — (c) Adjusted gross DTA 6,652,734 9,180,009 15,832,743 (d) Deferred tax assets nonadmitted 65,252,974 — 65,252,974 (e) Subtotal net admitted deferred tax assets (58,600,240) 9,180,009 (49,420,231) (f) Deferred tax liabilities (6,187,906) (14,898,815) (21,086,721) (g) Net admitted deferred tax asset/(net deferred tax liability) $ (52,412,334) $ 24,078,824 $ (28,333,510) 2 Change During 2025 Ordinary Capital Total Admission Calculation Components SSAP No. 101 : (a) Federal income taxes paid in prior years recoverable by carrybacks $ — $ — $ — (b) Adjusted gross DTA expected to be realized (26,629,427) (1,704,083) (28,333,510) (1) DTAs expected to be realized after the balance sheet date (26,629,427) (1,704,083) (28,333,510) (2) DTAs allowed per limitation threshold XXX XXX (51,008,708) (c) DTAs offset against DTLs (31,970,813) 10,884,092 (21,086,721) (d) DTAs admitted as a result of application of SSAP No. 101 $ (58,600,240) $ 9,180,009 $ (49,420,231) 3 (a) Ratio % used to determine recovery period and threshold limitation (138)% (b) Adjusted capital and surplus used to determine 2(b) thresholds $ (340,058,057) TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 43

4 Change During 2025 Ordinary Capital Impact of Tax Planning Strategies: (a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %. (1) Adjusted gross DTAs amount from Note 5A1c $ 6,652,734 $ 9,180,009 (2) % of adjusted gross DTAs by tax character attributable to the impact of planning strategies — % — % (3) Net admitted adj. gross DTAs amount from Note 5A1e $ (58,600,240) $ 9,180,009 (4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies (0.1) % — % B. DTLs are not recognized for the following amounts: Not Applicable. C. Significant Components of Income Taxes Incurred 1. The components of current income tax expense are as follows: 2025 2024 Change (a) Federal $ 70,131,201 $ (10,501,277) $ 80,632,478 (b) Foreign — — — (c) Subtotal 70,131,201 (10,501,277) 80,632,478 (d) Federal income tax on net capital gains 65,066 (15,541,260) 15,606,326 (e) Utilization of capital loss carryforwards — — (f) Other — — (g) Federal and foreign income taxes incurred $ 70,196,267 $ (26,042,537) $ 96,238,804 2. The main components of the period end deferred tax amounts and the change in those components are as follows: 2025 2024 Change DTA: Ordinary Policyholder Reserves $ 182,563,766 $ 160,316,504 $ 22,247,262 Deferred acquisition costs 56,120,626 43,432,788 12,687,838 Compensation and benefits 1,140,405 287 1,140,118 Investments 4,344,734 — 4,344,734 Net operating loss carryforward 23,066,996 (23,066,996) Tax credit carryforward 10,533,841 (10,533,841) Other 3,081,070 3,247,451 (166,381) Subtotal: DTA ordinary 247,250,601 240,597,867 6,652,734 Ordinary statutory valuation allowance — — — Total adjusted gross ordinary DTA 247,250,601 240,597,867 6,652,734 Nonadmitted ordinary DTA 172,679,563 107,426,589 65,252,974 Admitted ordinary DTA 74,571,038 133,171,278 (58,600,240) DTA: Capital Investments 5,400,926 7,165,253 (1,764,327) Capital loss carryforward 10,944,336 — 10,944,336 Subtotal: DTA capital 16,345,262 7,165,253 9,180,009 Capital statutory valuation allowance — — — Total adjusted gross capital DTA 16,345,262 7,165,253 9,180,009 Nonadmitted capital DTA — — Admitted capital DTA 16,345,262 7,165,253 9,180,009 Total Admitted DTA $ 90,916,300 $ 140,336,531 $ (49,420,231) TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 44

DTL: Ordinary Investments $ 5,722,037 $ (5,722,037) Policyholder reserves 465,869 (465,869) Gross DTL ordinary — 6,187,906 (6,187,906) DTL: Capital Investments 38,853,987 53,752,802 (14,898,815) Gross DTL capital 38,853,987 53,752,802 (14,898,815) Total DTL 38,853,987 59,940,708 (21,086,721) Net adjusted DTA/(DTL) $ 52,062,313 $ 80,395,823 $ (28,333,510) Adjust for the change in deferred tax on unrealized gains (losses) (21,536,769) Adjust for the change in nonadmitted deferred tax 65,252,974 Other adjustments Adjusted change in net deferred Income Tax $ 15,382,695 D. Reconciliation of federal income tax rate to actual effective rate: The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows: % of Pre-tax % of Pre-tax % of Pre-tax 2025 income 2024 income 2023 income Tax effect $ 804,369,002 Tax effect $ 505,103,980 Tax effect $ 90,970,168 Statutory tax $ 168,917,490 21.00% $ 106,071,836 21.00% $ 19,103,735 21.00 % Tax preferred investments (12,498,932) (1.55) % (16,011,938) (3.17) % (17,443,389) (19.17) % Affiliated dividends (1,794,660) (0.22) % (57,750,000) (11.43) % (19,908,000) (21.88) % VA hedge losses reported in surplus (15,588,291) (1.94) % (25,249,269) (5.00) % (5,807,449) (6.38) % Interest maintenance reserve 31,421,468 3.91% (23,001,653) (4.55) % (32,150,963) (35.34) % Removal of subsidiary (148,875,543) (18.51) % — — % — — % Prior period adjustment (185,967) (0.02) % 369,078 0.07% 641,987 0.71 % SSAP 108 10,908,330 1.36% 22,240,474 4.40% (3,530,268) (3.88) % Change in deferred tax on non-admitted assets (48,029) (0.01) % (31,162) (0.01) % 683,186 0.75 % Deferred gain 32,983,292 4.10% — — % — — % Foreign related investments (2,040,388) (0.25) % (2,060,197) (0.41) % (2,078,941) (2.29) % Amortization of inception gain (4,396,527) (0.55) % (4,001,300) (0.79) % (4,001,300) (4.40) % All other (3,988,671) (0.50) % (260,393) (0.05) % 76,227 0.07 % Total statutory income tax 54,813,572 6.82% $ 315,476 0.06% $ (64,415,175) (70.81) % Federal and foreign income taxes incurred 70,196,267 8.73% (26,042,537) (5.16) % (34,626,869) (38.06) % Change in net deferred income taxes (15,382,695) (1.91) % 26,358,013 5.22% (29,788,306) (32.75) % Total statutory income tax $ 54,813,572 6.82% $ 315,476 0.06% $ (64,415,175) (70.81) % E. Operating loss and tax credit carryforwards and protective tax deposits 1. At December 31, 2025, the Company had $0 of net operating loss carryforwards, $0 of foreign tax credit carryovers, and $52,115,886 of capital loss carryforwards which expire 2030. 2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are: 2025 $ — 2024 $ — 2023 $ — 3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2025. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 45

F. Consolidated Federal Income Tax Return 1. For the period ended July 1, 2025, the Company's federal income tax return was included in a consolidated tax return with its former direct parent, TR Re, Ltd. and TR Re's subsidiaries. The Company will file a stand alone federal income tax return for the period July 2, 2025 - December 31, 2025. 2. Federal Income Tax Allocation For the period ended December 31, 2025, the allocation of tax was subject to a written agreement with the Company's former direct parent, TR Re, Ltd. G. Any federal or foreign income tax loss contingencies as determined in accordance with SSAP No.5 - Liabilities, Contingencies and Impairments of Assets with modifications provided in SSAP No. 101 Income Taxes with reasonable possibility that the total liability will significantly increase within 12 months of the reporting date. Not Applicable. H. Repatriation Transition Tax (RTT) Not Applicable. I. Alternative Minimum Tax (AMT) Credit Not Applicable. 6. Reinsurance The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $330,945,261 and $212,893,157 respectively, as of December 31, 2025 and $379,802,153 and $132,234,205 respectively, as of December 31, 2024. The amount of funds held by or deposited with reinsured companies were $1,889,605,649 and $0 in 2025 and 2024, respectively. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 46

The effect of reinsurance as of and for the years ended December 31, 2025, 2024 and 2023, respectively, is summarized as follows: 2025 Direct Assumed Ceded Net Aggregate reserves for future benefits $ 13,035,478,877 $ 9,910,450,192 $ (6,866,571,656) $ 16,079,357,413 Liability for deposit-type contracts 1,823,038,126 8,871,485 (1,729,594,279) 102,315,332 Policy and contract claim liabilities 515,526,007 1,046,054 (127,571,649) 389,000,412 Premium and annuity considerations 891,399,589 30,620,073,457 5,118,808,556 36,630,281,602 Annuity benefits 495,899,933 244,702,297 (302,465,345) 438,136,885 Death, disability and other benefits 1,034,365,472 943,367 (274,138,481) 761,170,358 Surrenders and other fund withdrawals 3,467,270,390 3,629,753,865 (3,271,745,633) 3,825,278,622 2024 Direct Assumed Ceded Net Aggregate reserves for future benefits $ 13,611,764,450 $ 7,703,829,719 $ (7,869,047,857) $ 13,446,546,312 Liability for deposit-type contracts 2,127,474,748 — (2,024,728,424) 102,746,324 Policy and contract claim liabilities 489,688,077 1,284,736 (234,868,076) 256,104,737 Premium and annuity considerations 860,119,152 678,191,431 (1,392,994,595) 145,315,988 Annuity benefits 515,181,364 131,565,131 (362,818,039) 283,928,456 Death, disability and other benefits 915,079,708 499,625 (357,401,021) 558,178,312 Surrenders and other fund withdrawals 3,802,186,733 2,837,118,040 (3,930,561,132) 2,708,743,641 2023 Direct Assumed Ceded Net Aggregate reserves for future benefits $ 14,208,511,796 $ 8,126,479,430 $ (8,364,298,448) $ 13,970,692,778 Liability for deposit-type contracts 2,350,836,319 — (2,239,729,676) 111,106,643 Policy and contract claim liabilities 482,611,811 1,099,989 (237,755,297) 245,956,503 Premium and annuity considerations 903,410,180 761,984,581 (1,514,084,023) 151,310,738 Annuity benefits 529,234,225 91,726,616 (346,344,200) 274,616,641 Death, disability and other benefits 1,119,448,314 992,423 (508,185,382) 612,255,355 Surrenders and other fund withdrawals 4,245,622,894 2,075,605,449 (4,121,691,675) 2,199,536,668 A. External reinsurance The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2025, the Company has three reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. These concentrations, which are actively monitored, are as follows: reserve credits totaling $4.7 billion for Massachusetts Mutual Life Insurance Company offset by $4.7 billion of market value of assets held in trust, for a net exposure of $0, reserve credits totaling $2.4 billion for Prudential offset by $2.0 billion of market value of assets held in trust, for a net exposure of $0.4 billion and reserve credits totaling $2.3 billion for Commonwealth Annuity and Life Insurance Company offset by $2.3 billion of market value of assets held in trust, for a net exposure of $0. As of December 31, 2024, the Company had four reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. These concentrations which were actively monitored are as follows: reserve credits totaling $5.3 billion for Massachusetts Mutual Life Insurance Company offset by $4.9 billion of market value of assets held in trust, for a net exposure of $0.4 billion, reserve credits totaling $2.5 billion for Prudential offset by $2.0 billion of market value of assets held in trust, for a net exposure of $0.5 billion, reserve credits totaling $2.6 billion for Commonwealth Annuity and Life Insurance Company offset by $2.6 billion of market value of assets held in trust, for a net exposure of $0 and reserve credits totaling $0.6 billion for TR TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 47

Re offset by $0.7 billion of market value of assets held in trust, for a net exposure of $0. Additionally, the Company has liabilities for funds held under coinsurance with multiple reinsurers of $130,711,211 and $301,025,342 as of December 31, 2025 and 2024, respectively. The liabilities are included as a component of Other liabilities on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which such obligation is not presently accrued is $5,048,554 in 2025, a decrease of $164,988 from the 2024 balance of $5,213,542. The total amount of reinsurance credits taken for this agreement were $6,390,574 in 2025, an decrease of $208,846 from the 2024 balance of $6,599,420. On December 1, 2025, the Company entered into and closed on a reinsurance agreement with Metropolitan Life Insurance Company to reinsure $10 billion in variable annuity liabilities, comprised of general account funds withheld coinsurance reserves of $1.6 billion and separate account modified coinsurance reserves of $8.4 billion. The Company paid a ceding commission of $313 million and recognized a deferred gain on reinsurance on this transaction totaling $157 million in Surplus, after tax, which will be amortized into income on a straight-line basis over 9 years. The initial IMR assumed in the transaction was immaterial. As a result of the Company entering into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. in 2022, the Company recognized a deferred gain on reinsurance totaling $73.5 million, after tax, which is being amortized on a straight line basis over 9 years. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operations and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $8.2 million in 2025, 2024 and 2023, respectively. As part of this transaction, the Company assumed administration of the 40,710 variable annuity contracts in 2024 that comprise this block. In 2018, the Company entering into a reinsurance agreement with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $174 million, after tax, was deferred and the remaining unamortized amount is included in surplus as a component of Unassigned Funds on the Company’s Statements of Liabilities, Surplus and Other Funds, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operations and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $10.9 million in 2025, 2024, and 2023, respectively. The Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America (“Allianz”), which was effective October 1, 2021, and implemented December 30, 2021. Pursuant to such reinsurance agreement, the Company assumed 100% of a certain block of fixed indexed annuities and 5% of another block of fixed indexed annuities on a coinsurance basis. Under the terms of the reinsurance agreement, the Company will pay Allianz an expense allowance to continue to administer the reinsured business. In addition, under the reinsurance agreement, Allianz will perform hedging services on behalf of the Company and will purchase options to hedge the associated market risks for the underlying reserves. The Company will pay Allianz an upfront cost for the options contract and will receive an index credit payoff at the end of such options contract. The Company will record the outstanding balances related to such options through funds held by or deposited with reinsured companies. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 48

B. Reinsurance with Affiliates The Company entered into an affiliated retrocession agreement with its affiliate, TR Re, an unauthorized reinsurer, which was effective October 1, 2022, and implemented December 30, 2022. Pursuant to such retrocession agreement, the Company retroceded, on a modified coinsurance (“Modco”) basis, 75% of fixed indexed annuities that it assumed pursuant to a reinsurance contract which was effective October, 2021 and implemented December, 2021, and a reinsurance contract entered into in July, 2022 with an unaffiliated insurer. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling approximately $6.0 billion (offset by Modco ceded adjustments). Related interest maintenance reserve amortization will be included in the quarterly reinsurance settlement. TR Re will pay a ceding commission during the period starting January 1, 2023, to December 1, 2029. As a result of the transaction, the Company recognized no material change to surplus. On July 1, 2025, the Company recaptured an affiliate reinsurance agreement, originally effective as of October 1, 2021, from TR Re. As a result of the recapture, the Company recorded recaptured insurance reserves totaling $537 million previously ceded on a coinsurance funds withheld basis, interest maintenance reserve balances totaling $188 million, and reduced funds withheld under reinsurance treaties with unauthorized reinsurers by $726 million. The Company also recorded negative ceded premiums totaling $6.2 billion, partially offset by reserve adjustments on reinsurance of $5.5 billion for recaptured insurance reserves previously ceded on a modified coinsurance basis. Additionally, the Company paid a recapture fee to TR Re of $30 million (before tax). On July 1, 2025, the Company entered into a reinsurance agreement on a coinsurance and modified coinsurance basis with TLA (the “TL/TLA Reinsurance Agreement”), pursuant to which the Company assumed certain variable annuity and payout reserves from TLA. As a result, the Company recorded insurance reserves totaling $1.1 billion assumed on a coinsurance basis and IMR balances totaling approximately $21 million. The Company also recorded assumed premiums totaling $19.5 billion, partially offset by reserve adjustments on reinsurance of $18.3 billion for insurance reserves assumed on a modified coinsurance basis. Additionally, the Company paid a ceding commission of $300 million (before tax) to TLA and recorded an after-tax loss of $237 million. 7. Related Party Transactions Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and dividend payments. In 2025, substantially all general insurance expenses related to the affiliates, including rent and benefit plan expenses, are initially paid by the Company. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis. The Company reported $71,506,827 and $40,480,763, respectively, as receivables from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company reported no payables to parents, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. Amounts are settled in accordance with terms of the agreements. Effective March 31, 2025, TL entered into an agreement among several subsidiaries of Talcott Financial Group, Ltd. to optimize the use of cash by facilitating the lending and borrowing of funds between the Company and its affiliates (the “Cash Management Agreement”). The aggregate individual and combined (with TLA) lending and borrowing amount permitted under the agreement for the Company is $1 billion. On December 31, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan is 3.83% and the maturity date is March 31, 2026. On December 31, 2025, TL loaned $300 million to TLI per the cash management agreement. The interest rate of this loan is 3.83% and the maturity date is March 31, 2026. On November 17, 2025, TL loaned $300 million to TLI per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On December 31, 2025, this loan was repaid plus accrued interest. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 49

On September 30, 2025, TL loaned $350 million to TLI per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On November 17, 2025, this loan was repaid plus accrued interest. On September 30, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan is 4.53% and the maturity date is December 31, 2025. On December 31, 2025, this loan was repaid plus accrued interest. On July 1, 2025, TL loaned $300 million to TFG per the cash management agreement. The interest rate of this loan was 4.78% and the maturity date was September 30, 2025. On September 30, 2025, this loan was repaid plus accrued interest. On July 1, 2025, TL loaned $350 million to TLI per the cash management agreement. The interest rate of this loan was 4.78% and the maturity date was September 30, 2025. On September 30, 2025, this loan was repaid plus accrued interest. On March 31, 2025, TL loaned $100 million to TFG per the cash management agreement. The interest rate of this loan was 4.9169% and the maturity date was July 9, 2025. On June 5, 2025, this loan was repaid plus accrued interest. Effective September 21, 2022, TL entered into an intercompany liquidity agreement between several Talcott entities: including TR Re, Talcott Life Re, Ltd ("TLR") and Talcott Life & Annuity Re, Ltd ("TLAR"). TL may lend a total of $500 million in aggregate to the affiliates. TL may also borrow a total of $1.5 billion consisting of $500 million from each of the aforementioned entities. Under the agreement, TLR, TLAR and TR Re cannot extend loans between one another. This agreement was terminated effective March 31, 2025, and all outstanding loans at the time were repaid. On December 24, 2024, TL received a dividend of $275,000,000 from TLA., the Company's subsidiary. On December 23, 2024, TL loaned $250 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 4.30% and the maturity date was December 22, 2025. On March 31, 2025, this loan was repaid plus accrued interest. On December 5, 2024, TL loaned $150 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 4.30% and the maturity date was December 4, 2025. On March 31, 2025, this loan was repaid plus accrued interest. On July 3, 2024, TLA loaned $300 million to TL per the 2018 intercompany liquidity agreement. The interest rate of this loan was 5.06% and the maturity date was July 2, 2025. On March 31, 2025, this loan was repaid plus accrued interest. On December 27, 2023, TL loaned $250 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 5.26% and the maturity date was December 26, 2024. On September 13, 2024, TR Re partially repaid $100M plus accrued interest. On December 5, 2024, TR Re repaid $150 M plus accrued interest. On September 22, 2023, TL loaned $50 million to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 5.12% and the maturity date is September 21, 2024. The loan including accrued interest was repaid on September 13, 2024. Two extraordinary non-cash dividends in the amount of $9 million and $723 million were distributed by the Company on July 1, 2025 to its parent at the time, TR Re, representing 100% of the common stock ownership in Talcott Resolution Distribution Company, Inc. and TLA, respectively. On February 11, 2025, the Company requested approval from the Department for an extraordinary dividend totaling $125,000,000 to its parent at the time, TR Re. Permission was received on March 4, 2025, and the dividend was paid on March 11, 2025. On September 29, 2025, TLI contributed capital in cash to TL totaling $375 million. In July 2025, the Company contributed 100% of the issued and outstanding shares of its subsidiary Talcott Resolution International Life Reassurance Corporation (“TIL”), valued at $13 million, to TLA. The investment in TIL is non admitted since TIL is not audited. In June 2025, TLA sold approximately $110 million of Collateral Loan Obligations (CLO) to its parent, TL, in exchange for cash. The exchange was completed prior to reorganization finalized in July. The exchange was accounted for at book value, as a non-economic transaction between parent and subsidiary. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 50

On June 27, 2024, TL declared and accrued a return of capital of $571,000,000 to TR Re, Ltd. ("TR Re"), the Company's parent. TL paid the return of capital on July 11, 2024. On December 29, 2023, the Company received approval from the Department to transfer ownership of American Maturity Life Insurance Company (“AML”) to Talcott Resolution Life Inc. ("TLI"). In an agreement effective January 1, 2024, TL sold AML to TLI for a value of $16 million. After receiving permission from the Department, on December 29, 2023, TL received a return of capital of $36,000,000 from AML, the Company's subsidiary. On July 6, 2023, TL paid a dividend of $575,000,000 to TR Re, the Company's parent. On July 6, 2023, TL received a dividend of $94,800,000 from TLA, the Company's subsidiary. Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 6, 8, and 13. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 51

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. Any payments to a participant or other person hereunder shall be paid from the general assets of the Company, and each participant shall have the status of an unsecured general creditor of the Company with respect to any amounts payable under the Plan. The expense accrued for the Company during 2025 and 2024 was immaterial. As of June 1, 2018, TL adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to TLI, the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in the Talcott 401(k) Plan under which designated contributions can be invested in a variety of investments. Subject to IRS limits, the employee can contribute up to 90% of their eligible compensation. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Plan is for a select group of management and provides an opportunity to defer compensation on a pre-tax basis and accumulate tax-deferred earnings. The Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) $350,000 limit as of the most current year end. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The Plan shall represent an unfunded, unsecured obligation of the company to provide deferred compensation. Any payments to a participant or other person hereunder shall be paid from the general assets of the Company, and each participant shall have the status of an unsecured general creditor of the Company with respect to any amounts payable under the Plan. The accrued liability for the company during 2025 and 2024 was immaterial. The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2025 and 2024. 9. Debt A. FHLB (Federal Home Loan Bank) Agreements 1. The Company is a member of the Federal Home Loan Bank ("FHLB") of Boston. Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3% and 4% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2025 and 2024, there were no advances outstanding. State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2025 and 2024, the Company's pledge limits were $342,869,066 and $434,966,958, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 52

2. FHLB Capital Stock a. Aggregate Totals 1. As of December 31, 2025 1 Total 2+3 2 General Account 3 Separate Accounts a. Membership Stock - Class A $ — $ — $ — b. Membership Stock - Class B 5,000,000 5,000,000 — c. Activity Stock — — — d. Excess Stock — — — e. Aggregate Total (a+b+c+d) 5,000,000 5,000,000 — f. Actual or estimated borrowing capacity as determined by the insurer $ 342,869,066 $ 342,869,066 $ — 2. As of December 31, 2024 1 Total 2+3 2 General Account 3 Separate Accounts a. Membership Stock - Class A $ — $ — $ — b. Membership Stock - Class B 5,000,000 5,000,000 — c. Activity Stock — — d. Excess Stock — — — e. Aggregate Total (a+b+c+d) 5,000,000 5,000,000 $ — f. Actual or estimated borrowing capacity as determined by the insurer $ 434,966,958 $ 434,966,958 $ — b. Membership Stock (Class A and B) Eligible for Redemption Eligible for Redemption Membership Stock 1. Current Period Total (2+3+4+5+6) 2. Not Eligible for Redemption 3. Less Than 6 Months 4. 6 Months to Less than 1 Year 5. 1 to Less than 3 Years 6. 3 to 5 Years Class A $ — $ — $ — $ — $ — $ — Class B 5,000,000 5,000,000 — — — — 3. Collateral Pledged to FHLB a. Amount Pledged as of December 31, 2025 1 Fair Value 2 Carrying Value 3 Aggregate Total Borrowing 1 Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3) $ 376,097,806 $ 399,782,977 $ — 2 Current Year General Account: Total Collateral Pledged 376,097,806 399,782,977 — 3 Current Year Separate Account: Total Collateral Pledged — — — 4 Prior Year-end Total General and Separate Accounts: Total Collateral Pledged 293,205,498 326,084,877 — TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 53

b. Maximum Amount Pledged During Reporting Period 1 Fair Value 2 Carrying Value 3 Amount Borrowed at Time of Maximum Collateral 1 Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3) $ 398,172,978 $ 430,281,603 $ — 1 Current Year General Account Maximum Collateral Pledged 398,172,978 430,281,603 — 3 Current Year Separate Account Maximum Collateral Pledged — — — 4 Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged 300,251,206 333,115,535 — 4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date The Company had no borrowings from the FHLB as of December 31, 2025. c. FHLB - Prepayment Obligations The Company does not have any prepayment obligations as of December 31, 2025. 10. Capital and Surplus and Shareholder Dividend Restrictions Dividend Restrictions The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer’s earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. For dividends paid in 2025, see Note 7. The Company paid no dividends in 2024. With respect to dividends to its parent, the Company’s dividend limitation under the holding company laws of Connecticut is $186,227,558 in 2026. Unassigned Funds The portion of unassigned funds represented or reduced by each item below at December 31 was as follows: 2025 2024 Unrealized capital gains (losses), gross of tax $ (426,239,780) $ 353,075,428 Separate Account expense allowance 205,002,353 161,741,882 Nonadmitted asset values (178,129,452) (125,776,505) Asset valuation reserve (228,965,957) (250,517,374) 11. Separate Accounts The Company maintained Separate Account assets totaling $70,121,473,179 and $66,608,458,521 as of December 31, 2025 and 2024, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business including individual and group variable annuities, variable life, variable universal life, group fixed annuities and modified guarantee contracts product lines. The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Account. Separate Account assets are segregated from other investments and reported TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 54

at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2025 and 2024, the Company’s Separate Account statement included legally insulated assets of $69,648,776,690 and $66,089,255,206, respectively, and not legally insulated assets of $472,696,486 and $519,203,315, respectively. Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations. Separate Accounts reflect two categories of risk assumption: non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards, and guaranteed, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. The Company had $65,313,986,635 and $62,643,023,527 of non-guaranteed Separate Account reserves and $615,224,298 and $671,517,221 of guaranteed Separate Account reserves as of December 31, 2025 and 2024, respectively. As of December 31, 2025, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $234,378,337. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $1,180,407 in 2025. As of December 31, 2025, the General Account of the Company had paid no Separate Account guarantees. Separate Account fees, net of minimum guarantees, were $957,218,473, $935,566,462 and $890,326,326 for the years ended December 31, 2025 and 2024 and 2023, respectively, and are recorded as a component of Fee Income on the Company’s Statements of Operations. An analysis of the Separate Account reserves as of December 31, 2025 is as follows: Indexed Nonindexed Guaranteed Less Than or Equal to 4% Nonindexed Guaranteed More Than 4% Nonguaranteed Separate Accounts Total 1. Premium considerations or deposits for the year ended December 31, 2025 $ — $ — $ 0 $ 1,536,545,901 $ 1,536,545,901 Reserves at year-end: 2. For accounts with assets at: a. Fair value $ — $ 222,363,568 $ 392,860,730 $ 65,313,986,635 $ 65,929,210,933 b. Amortized cost — — — — — c. Total reserves $ — $ 222,363,568 $ 392,860,730 $ 65,313,986,635 $ 65,929,210,933 3. By withdrawal characteristics: a. Subject to discretionary withdrawal $ — $ — $ — $ — $ — 1. With market value adjustment — 222,363,568 158,482,393 32,999,779,352 33,380,625,313 2. At book value without market value adjustment and with surrender charge of 5% or more — — — — — 3. At fair value — — — 24,109,071,050 24,109,071,050 4. At book value without market value adjustment and with surrender charge of less than 5% — — — 7,988,482,630 7,988,482,630 5. Subtotal — 222,363,568 158,482,393 65,097,333,032 65,478,178,993 b. Not subject to discretionary withdrawal — — 234,378,337 216,653,603 451,031,940 c. Total $ — $ 222,363,568 $ 392,860,730 $ 65,313,986,635 $ 65,929,210,933 Below is a reconciliation of Net Transfers from Separate Accounts: TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 55

December 31, December 31, December 31, 2025 2024 2023 1. Transfers as reported in the Summary of Operations of the Separate Account Statement a. Transfer to Separate Accounts $ 949,122,802 $ 913,070,206 $ 871,909,031 b. Transfer from Separate Accounts 3,031,369,178 3,059,737,292 3,412,312,352 c. Net Transfer to/(from) Separate Accounts (a) - (b) (2,082,246,376) (2,146,667,086) (2,540,403,321) 2. Reconciling adjustments: Internal exchanges and other Separate Account activity 9,915,145 (9,887,460) 20,121,935 3. Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement (1c) + 2 $ (2,072,331,231) $ (2,156,554,546) $ (2,520,281,386) 12. Commitments and Contingent Liabilities A. Litigation On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, used the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Judicial Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 56

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods. B. Guaranty Funds In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid/(received) guaranty fund assessments of $1,021,000, $1,511,515 and $39,158 in 2025, 2024, and 2023, respectively, of which $0, $1,029,729 and $0 in 2025, 2024, and 2023, respectively, increased the creditable amount against premium taxes. The Company had guaranty fund receivables of $1,366,378, $1,360,742 and $331,013 as of December 31, 2025, 2024 and 2023, respectively. C. Contingent Commitments At December 31, 2025 and 2024, the Company has outstanding commitments totaling $995,631,524 and $647,660,627, respectively, of which $436,651,265 and $342,322,699, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2025 and 2024, $6,497,494 and $23,336,179, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $552,482,765 and $282,001,749 are related to various funding obligations associated with private placement securities, as of December 31, 2025 and 2024, respectively. Detail of Other Contingent Commitments. 1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement 2 Liability Recognition of Guarantee 3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required 4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make 5 Current Status of Payment or Performance Risk of Guarantee 1. In 1997, TL guaranteed the obligations of TLA with respect to life, accident and health insurance and annuity contracts. The guarantee was issued to provide an increased level of security to potential purchasers of TLA products. As of December 31, 2025 and 2024, no liability was recorded for this guarantee, as TLA was able to meet these policyholder obligations. $ — Increase in Expense, or Other Unlimited (1) The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered. Total $ — Unlimited (1) There is no limit on the Company’s guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement. D. Leases TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 57

Transactions include rental facilities and equipment. Rent paid by the Company to Nassau Life Insurance Company for its share of space occupied and equipment used by Talcott Resolution's life insurance companies was $710,686, $790,545 and $527,357 in 2025, 2024, and 2023, respectively. Future minimum rental commitments are immaterial. The office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut. E. Tax Matters The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2021, except for net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carryback years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching. 13. Subsequent Events On December 30, 2025, the Company executed a funding agreement with a special purpose vehicle for $400 million, with an effective date of January 7, 2026, when the initial funding occurred. The funding agreements are considered deposit-type contracts for U.S. Statutory reporting purposes. The Company recorded a deposit liability in line 3, Liability for deposit-type contracts, in the financial statements in the amount of the funding on the effective date. On February 2, 2026, the Company received a $250 million pay down of the $300 million cash management loan to TLI. See Note 7. Related Party Transactions for further detail on the loan. On March 2, 2026, the Company requested approval from the Department for an extraordinary dividend totaling $250 million to its parent TLI. Permission was received on March 12, 2026, and the dividend was paid on March 20, 2026. The Company has evaluated events subsequent to December 31, 2025, through March 27, 2026, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements. There were no other subsequent events that had a material impact on the financial results of the Company. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 58

14. Reconciliation Of December 31, 2025 Annual Report to the Connecticut Department to These Statutory-Basis Financial Statements The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2025 Annual Statement and amounts reported in the accompanying financial statements. December 31, 2025 Admitted Assets Liabilities Surplus Net Income Per Annual Statement $ 89,501,993,110 $ 88,084,274,008 $ 1,417,719,102 $ 734,172,732 Adjustments for: Reinsurance transaction settlement statement true-up 1,775,555 48,018,392 (46,242,837) — Per audited financial statements $ 89,503,768,665 $ 88,132,292,400 $ 1,371,476,265 $ 734,172,732 The 2025 adjustment presented herein is related to timing of the receipt of the final transaction settlement statement for the MetLife reinsurance transaction. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 59

Investment income earned: U.S. government bonds $ 31,585,284 Bonds exempt from U.S. tax — Other bonds (unaffiliated) 418,019,432 Bonds of affiliates 7,572,791 Preferred stocks (unaffiliated) 1,642,617 Preferred stocks of affiliates — Common stocks (unaffiliated) 280,386 Common stocks of affiliates 8,546,001 Mortgage loans 45,516,848 Real estate — Contract loans 94,583,888 Cash, cash equivalents and short-term investments 50,642,864 Derivative instruments (23,452,777) Other invested assets 81,623,278 Aggregate write-ins for investment income 6,249,596 Gross investment income 722,810,208 Less: Investment expenses 22,971,669 Less: Interest expenses — Net investment income $ 699,838,539 Real estate owned - book value less encumbrances: $ — Mortgage loans - book value: Farm mortgages $ — Single family residential mortgages — Mezzanine mortgages — Commercial mortgages 940,275,070 Total mortgage loans $ 940,275,070 Mortgage loans by standing - book value: Good standing $ 940,275,070 Good standing with restructured terms — Interest overdue more than 90 days — Not in foreclosure — Foreclosure in process — Other long-term assets - statement value: $ 883,175,280 Collateral loans: $ — Bonds and stock of parent, subsidiaries and affiliates - book value: Bonds $ 101,188,712 Preferred stocks — Common stocks 6,042,931 Bonds, cash equivalents and short-term investments by class and By maturity - statement value Due within one year or less $ 1,669,023,870 Over 1 year through 5 years 2,232,622,669 Over 5 years through 10 years 2,573,951,676 Over 10 years through 20 years 1,830,967,876 Over 20 years 3,261,501,971 No maturity date — Total by maturity (1) $ 11,568,068,062 TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE I - SELECTED FINANCIAL DATA DECEMBER 31, 2025 60

By class - statement value Class 1 $ 7,001,434,096 Class 2 3,849,471,472 Class 3 675,026,465 Class 4 13,825,230 Class 5 28,308,893 Class 6 1,906 Total by class (1) $ 11,568,068,062 Total publicly traded $ 7,240,878,477 Total privately placed 4,327,189,585 Total by major type (1) $ 11,568,068,062 (1) Excludes money market investments of $523,224,847 that have not been rated by the SVO and/or have not received exempt status. Investment balances: Preferred stocks - statement value $ 17,853,136 Common stocks - statement value 6,084,753 Short-term investments - statement value 649,187,067 Options, caps, floors, collars, swaps and forwards open - statement value 12,404,115 Futures open - fair value (3,883,151) Cash on deposit 139,900,982 Cash equivalents 777,955,502 Life insurance in force (in thousands): Industrial $ — Ordinary 49,211,813 Credit life — Group life 46,848,053 Amount of accidental death insurance in force under (in thousands): Ordinary policies $ 16,733 Policies with disability provisions in force (in thousands): Industrial $ — Ordinary 453,767 Credit life — Group life 178,115 Supplemental contracts in force: Ordinary - not involving life contingencies Amount on deposit $ — Income payable — TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE I - SELECTED FINANCIAL DATA DECEMBER 31, 2025 61

Ordinary - involving life contingencies Amount on deposit $ — Income payable 779,332 Group - not involving life contingencies Amount on deposit $ — Income payable — Group - involving life contingencies Amount on deposit $ — Income payable — Annuities: Ordinary: Immediate - amount of income payable $ 298,002,560 Deferred fully paid: account balance 36,879,612,103 Deferred not fully paid: account balance 7,953,546 Group: Immediate - amount of income payable $ 176,342,534 Deferred fully paid: account balance 376,059,160 Deferred not fully paid: account balance 19,586,188,378 Accident and health insurance-premiums in force: Group $ — Credit — Other 297 Deposit funds and dividend accumulations: Deposit funds - account balance $ 7,396,852 Dividend accumulations - account balance — Claim payments (in thousands): Group accident and health 2025 $ — 2024 — 2023 — 2022 — 2021 — Prior — TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE I - SELECTED FINANCIAL DATA DECEMBER 31, 2025 62

Other accident and health 2025 $ — 2024 9 2023 — 2022 — 2021 — Prior — Other coverages that use development methods to calculate claim reserves 2025 $ — 2024 — 2023 — 2022 — 2021 — Prior — TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE I - SELECTED FINANCIAL DATA DECEMBER 31, 2025 63

Gross Investment Holdings Admitted Assets as Reported in the Annual Statement Investment Categories Amount Percentage Amount Percentage 1 Issuer Credit Obligations 1.01 U.S. Government Obligations $ 1,211,277,728 7.4 $ 1,211,277,728 7.4 1.02 All Other Government Obligations — 0.0 — 0.0 1.03 Non-U.S. Sovereign Jurisdiction Securities 373,109,027 2.3 373,109,027 2.3 1.04 Municipal Bonds - General Obligations (Direct & Guaranteed) 37,967,982 0.2 37,967,982 0.2 1.05 Municipal Bonds - Special Revenue 363,634,342 2.2 363,634,342 2.2 1.06 Project Finance Bonds Issued By Operating Entities 141,891,328 0.9 141,891,328 0.9 1.07 Corporate Bonds 5,439,444,644 33.4 5,439,444,644 33.4 1.08 Mandatory Convertible Bonds — 0.0 — 0.0 1.09 Single Entity Backed Obligations 57,821,485 0.4 57,821,485 0.4 1.10 SVO-Identified Bond Exchange Traded Funds - Fair Value — 0.0 — 0.0 1.11 SVO-Identified Bond Exchange Traded Funds - Systematic Value — 0.0 — 0.0 1.12 Bonds Issued By Funds Representing Operating Entities 358,825,044 2.2 358,825,044 2.2 1.18 Total Issuer Credit Obligations 7,983,971,579 49.1 7,983,971,579 49.1 2 Asset-backed securities 2.01 Asset-backed Securities, Financial Asset-backed Securities - Self Liquidating 2,563,645,991 15.7 2,563,645,991 15.72.02 Asset-backed Securities, Financial Asset-backed Securities - Not Self- liquidating 45,644,557 0.3 45,644,557 0.3 2.03 Asset-backed Securities, Non-financial Asset-backed Securities 70,888,220 0.4 70,888,220 0.4 2.04 Total Asset-backed Securities 2,680,178,768 16.5 2,680,178,768 16.5 3 Preferred Stocks 3.01 Preferred Stocks, Industrial and Miscellaneous (Unaffiliated) 17,853,136 0.1 17,853,136 0.1 3.02 Preferred Stocks, Parent, Subsidiaries and Affiliates — 0.0 — 0.0 3.03 Total Preferred Stocks 17,853,136 0.1 17,853,136 0.1 4 Common stocks 4.01 Common stocks, Industrial and miscellaneous - publicly traded (unaffiliated) 2 0.0 2 0.0 4.02 Common stocks, Industrial and miscellaneous - other (unaffiliated) 6,084,751 0.0 6,084,751 0.0 4.03 Total Common Stocks 6,084,753 0.0 6,084,753 0.0 5 Mortgage Loans 5.01 Farm Mortgages — 0.0 — 0.0 5.02 Residential Mortgages — 0.0 — 0.0 5.03 Commercial Mortgages 946,415,070 5.8 946,415,070 5.8 5.04 Mezzanine Real Estate Loans — 0.0 — 0.0 5.05 Total Valuation Allowance (6,140,000) 0.0 (6,140,000) 0.0 5.06 Total Mortgage Loans 940,275,070 5.8 940,275,070 5.8 6 Real Estate 6.01 Properties Occupied by Company — 0.0 — 0.0 6.02 Properties Held for Production of Income — 0.0 — 0.0 6.03 Properties Held for Sale — 0.0 — 0.0 6.04 Total Real Estate — 0.0 — 0.0 7 Cash, Cash Equivalents, and Short-Term Investments:: 7.01 Cash 139,900,982 0.9 139,900,982 0.9 7.02 Cash Equivalents 777,955,502 4.8 777,955,502 4.8 7.03 Short-Term Investments 649,187,067 4.0 649,187,067 4.0 6.04 Total Cash, Cash Equivalents, and Short-Term Investments 1,567,043,551 9.6 1,567,043,551 9.6 8 Contract Loans 1,516,022,125 9.3 1,516,022,125 9.3 9 Derivatives 275,251,377 1.7 275,251,377 1.7 10 Other Invested Assets 883,175,280 5.4 883,175,280 5.4 11 Receivables for Securities 102,527,296 0.6 102,490,851 0.6 12 Securities Lending — 0.0 — 0.0 13 Other Invested Assets 304,822,445 1.9 304,822,445 1.9 14 Total Invested Assets $ 16,277,205,380 100.0 $ 16,277,168,936 100.0 TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE II - SUMMARY INVESTMENT SCHEDULE DECEMBER 31, 2025 64

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Reinsurance Credit 1. The Company has no reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791. 2. The Company has 6 reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied that include a provision that limits the reinsurer's assumption of risk. Reinsurance credit was reduced for the risk limiting features in all cases. 3. The Company has no reinsurance contracts that contain features which result in delays in payment in form or in fact. 4. The Company has no reinsurance accounting credits for contracts not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R. 5. The Company has not ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement which is either: (i) accounted for as reinsurance under statutory accounting principles ("SAP") and as a deposit under generally accepted accounting principles ("GAAP") or (ii) accounted for as reinsurance under GAAP and a deposit under SAP. 6. Not applicable. TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE IV - SUPPLEMENTAL SCHEDULE OF REINSURANCE CONTRACTS WITH RISK-LIMITING FEATURES DECEMBER 31, 2025 71